Exhibit 10.1
GUIDEWIRE SOFTWARE, INC.
AMENDED AND RESTATED 2020 STOCK PLAN
SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Guidewire Software, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the
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Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.
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“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).
“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.
SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)Administration of Plan. The Plan shall be administered by the Administrator.
(b)Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)to select the individuals to whom Awards may from time to time be granted;
(ii)to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)to determine the number of shares of Stock to be covered by any Award;
(iv)to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v)to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death or disability;
(vi)subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
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(vii)at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c)Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company including the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
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SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 6,780,000 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any awards under the Plan and under the Company’s 2011 Stock Plan that are forfeited, canceled, or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 6,780,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b)Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(c)Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in
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the relevant Award Certificate, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
(d)Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $750,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
SECTION 4. ELIGIBILITY
Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.
SECTION 5. STOCK OPTIONS
(a)Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the
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terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Stock Option is otherwise compliant with Section 409A.
(c)Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d)Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. Subject to Section 2(b)(v), the Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e)Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:
(i)In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant
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to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f)Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
SECTION 6. STOCK APPRECIATION RIGHTS
(a)Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b)Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(c)Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
SECTION 7. RESTRICTED STOCK AWARDS
(a)Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
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(b)Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of vesting conditions, any dividends paid by the Company shall accrue and shall not be paid to the grantee until and to the extent the vesting conditions are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8. RESTRICTED STOCK UNITS
(a)Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future
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cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
(c)Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 9. UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10. CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.
SECTION 11. DIVIDEND EQUIVALENT RIGHTS
(a)Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend
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equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award shall provide that such Dividend Equivalent Right shall be settled only upon vesting, settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 12. TRANSFERABILITY OF AWARDS
(a)Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
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SECTION 13. TAX WITHHOLDING
(a)Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includable in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
SECTION 14. SECTION 409A AWARDS
Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.
(a)Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.
(b)For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i)a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
    12

(ii)an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 16. AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights, effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards or effect cash buyouts of underwater Stock Options or Stock Appreciation Rights. To the extent required under the rules of any securities exchange or market system on which the Stock is listed or to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).
SECTION 17. STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 18. GENERAL PROVISIONS
(a)No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the
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Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e)Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.
SECTION 19. EFFECTIVE DATE OF PLAN
This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after December 14, 2030 and no grants of Incentive Stock Options may be made hereunder after September 9, 2030.
SECTION 20. GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF DIRECTORS: SEPTEMBER 8, 2022
DATE APPROVED BY STOCKHOLDERS: DECEMBER 20, 2022
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RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE GUIDEWIRE SOFTWARE, INC.
AMENDED AND RESTATED 2020 STOCK PLAN
Name of Grantee:
No. of Restricted Stock Units:
Grant Date:
Pursuant to the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan as amended through the date hereof (the “Plan”), Guidewire Software, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock (the “Stock”) of the Company.
SECTION 1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
SECTION 2.Vesting of Restricted Stock Units. [Subject to any Company leave of absence policy in effect, t]1 [T]he restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to be employed with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
Notwithstanding anything in this Agreement to the contrary, in the case of a Sale Event, the Restricted Stock Units shall be treated as provided in Section 3(c) of the Plan[ provided; however that the Restricted Stock Units shall be subject to any executive agreement by and between the Grantee and the Company, as applicable (the “Executive Agreement”)]2.
The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2 in circumstances involving the Grantee’s death or disability.
1 Include if LOA policy is in effect.
2 Include for execs with executive agreements.

SECTION 3.Termination of Employment. If the Grantee’s employment with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.
SECTION 4.Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
SECTION 5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
SECTION 6.Tax Withholding. Regardless of any action that the Company, the Grantee’s actual employer or any parent, Subsidiary or affiliate to which the Grantee provides service if the Grantee is a Consultant (collectively, the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the issuance of shares of Stock upon settlement, the subsequent sale of shares of Stock acquired pursuant to such issuance, and the receipt of any dividends or dividend equivalents; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. The Grantee shall not make any claim against the Company or its Board, officers or employees related to Tax-Related Items arising from the Restricted Stock Units or the Grantee’s other compensation. Furthermore, if the Grantee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
        Prior to any relevant taxable or tax withholding event, as applicable, the Grantee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
(a)    payment by the Grantee to the Company and/or Employer; or
(b)    withholding from the Grantee’s wages or other cash compensation paid to him or her by the Company and/or the Employer; or
    2

(c)    withholding from proceeds of the sale of shares of Stock acquired upon vesting and settlement of the Restricted Stock Units, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization).
        To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, the Grantee is deemed, for tax purposes, to have been issued the full number of shares subject to the vested Restricted Stock Units, notwithstanding that a number of the shares is held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.
Finally, the Grantee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Stock or the proceeds of the sale of shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items..
SECTION 7.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
SECTION 8.No Obligation to Continue Employment or Other Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s employment or any other Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s employment or any other Service Relationship with the Company or a Subsidiary at any time.
SECTION 9.Integration. This Agreement [and the Executive Agreement] constitute[s] the entire agreement[s] between the parties with respect to this Award and supersede[s] all prior agreements and discussions between the parties concerning such subject matter.
SECTION 10.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
SECTION 11.Notices. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid,
    3

(iii) deposit with Federal Express Corporation (or other overnight courier service approved by the Company), with shipping charges prepaid or (iv) the date on which an electronic notification is received. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company in accordance with this Paragraph .
Guidewire Software, Inc.
By:
    Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.
Dated:
Grantee’s Signature

Grantee’s name and address:

    4

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE GUIDEWIRE SOFTWARE, INC.
AMENDED AND RESTATED 2020 STOCK PLAN
Name of Grantee:
No. of Restricted Stock Units:
Grant Date:
Pursuant to the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan as amended through the date hereof (the “Plan”), Guidewire Software, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above subject to the terms of this Global Restricted Stock Unit Award Agreement (the “RSU Agreement”), including any additional terms and conditions for the Grantee's country set forth in the appendix hereto (the “Appendix” and, together with the RSU Agreement, the "Agreement"). Each Restricted Stock Unit shall relate to one share of Common Stock (the “Stock”) of the Company. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
SECTION 1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
SECTION 2.Vesting of Restricted Stock Units. [Subject to any Company leave of absence policy in effect, t]3 [T]he restrictions and conditions of Paragraph 1 of this RSU Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to be employed with the Company or an Affiliate on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
Notwithstanding anything in this Agreement to the contrary, in the case of a Sale Event, the Restricted Stock Units shall be treated as provided in Section 3(c) of the Plan[ provided;
3 Include if LOA policy is in effect.

however that the Restricted Stock Units shall be subject to any executive agreement by and between the Grantee and the Company, as applicable (the “Executive Agreement”)]4.
The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2 in circumstances involving the Grantee’s death or disability.
SECTION 3.Termination of Employment. If the Grantee’s employment with the Company or an Affiliate terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. For the avoidance of doubt, employment during only a period prior to a Vesting Date but where employment is terminated prior to the Vesting Date does not entitle the Grantee to vest in a pro-rata portion of the Award.
SECTION 4.Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this RSU Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
SECTION 5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.
SECTION 6.Responsibility for Taxes. Regardless of any action that the Company or, if different, the Affiliate which employs the Grantee (the “Employer”) takes with respect to any or all income tax, social insurance, fringe benefits tax, payroll tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable or deemed applicable to him or her (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the issuance of shares of Stock upon settlement, the subsequent sale of shares of Stock acquired pursuant to such issuance, and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. The Grantee shall not make any claim against the Company or its Board, officers or employees related to Tax-Related Items arising from this Award. Furthermore, if the Grantee has become subject to tax in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, the Grantee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
4 Include for execs with executive agreements.
    2

(1)requiring a cash payment by the Grantee to the Company and/or the Employer; or
(2)withholding from the Grantee’s wages or other cash compensation payable to him or her by the Company or any of its Affiliates; or
(3)withholding from proceeds of the sale of shares of Stock acquired upon vesting and settlement of the Restricted Stock Units, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); or
(4)withholding shares of Stock to be issued upon vesting and settlement of the Restricted Stock Units; or
(5)any other withholding method determined by the Company to be in compliance with applicable laws and permitted under the Plan.
The Company may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other withholding rates, including maximum applicable rates in the Grantee's jurisdiction(s). In the event of over-withholding, the Grantee may receive a refund of any over-withheld amount in cash through the Employer's normal payroll processes (with no entitlement to the equivalent in shares of Stock) or if not refunded, the Grantee may seek a refund from the local tax authorities. In the event of under-withholding, the Grantee may be required to pay additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Employer. If the obligation for Tax-Related Items is satisfied by withholding shares of Stock, the Grantee is deemed, for tax purposes, to have been issued the full number of shares of Stock subject to the vested Restricted Stock Units, notwithstanding that a number of the shares of Stock is held back solely for the purpose of paying the Tax-Related Items.
Finally, the Grantee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Stock or the proceeds of the sale of shares of Stock if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.
SECTION 7.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
SECTION 8.Nature of Award. In accepting this Award, the Grantee acknowledges, understands, and agrees that:
(i)Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s employment or any other Service Relationship with the Company or an Affiliate and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Grantee’s employment or any other Service Relationship with the Company or an Affiliate at any time.
    3

(ii)the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended, or terminated by the Company at any time, to the extent permitted by the Plan;
(iii)the grant of this Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future Awards, or benefits in lieu of Awards, even if such grants have been made in the past;
(iv)all decisions with respect to future Awards, if any, will be at the sole discretion of the Company;
(v)the Grantee’s participation in the Plan is voluntary;
(vi)this Award and the shares of Stock subject to this Award, and the income from and value of the same, are not intended to replace any pension rights or compensation;
(vii)this Award and the shares of Stock subject to this Award, and the income from and value of same, are not part of normal or expected compensation or salary for purposes of, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(viii)the future value of the shares of Stock subject to this Award is unknown, indeterminable and cannot be predicted with certainty;
(ix)if the Grantee is issued shares of Stock in settlement of this Award, the value of the shares of Stock acquired may increase or decrease in value;
(x)no claim or entitlement to compensation or damages shall arise from forfeiture of any portion of this Award resulting from termination of the Grantee’s employment (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee renders service or the terms of the Grantee’s employment agreement, if any);
(xi)for purposes of the Award, the Grantee’s employment will be considered terminated as of the date the Grantee is no longer actively providing services (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee renders service or the terms of the Grantee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, the Grantee’s right to continue to vest in the Restricted Stock Units, if any, will terminate effective as of such date and will not be extended by any notice period (e.g., active employment would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Grantee renders service or the terms of the Grantee’s employment agreement, if any); the Committee shall have the exclusive discretion to determine when the Grantee’s active employment is terminated for purposes of this Award (including whether the Grantee may still be considered to actively be providing services while on a leave of absence);
    4

(xii)unless otherwise agreed with the Company in writing, the Restricted Stock Units and the shares of Stock subject to this Award, and the income from and value of the same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of an Affiliate;
(xiii)unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(xiv)the following provisions apply only if the Grantee is providing services outside the United States:
(1)the Restricted Stock Units and the shares of Stock subject to the Award and the income from and value of the same, are not part of normal or expected compensation or salary for any purpose;
(2)neither the Company, the Employer nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the U.S. Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any shares of Stock acquired upon settlement.
SECTION 9.Integration. This Agreement [and the Executive Agreement] constitute[s] the entire agreement[s] between the parties with respect to this Award and supersede[s] all prior agreements and discussions between the parties concerning such subject matter.
SECTION 10.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
SECTION 11.Notices. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service or comparable non-US postal service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation (or other overnight courier service approved by the Company), with shipping charges prepaid or (iv) the date on which an electronic notification is received. Notice shall be addressed to the Company at its
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principal executive office and to the Grantee at the address that he or she most recently provided to the Company in accordance with this Paragraph.
SECTION 12.Miscellaneous Provisions.
(a)Governing Law; Choice of Venue. The Award and the provisions of this Agreement shall be governed by and constructed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award or this Agreement and/or the Plan, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of San Mateo, California, or the United States federal courts for the Northern District of California, and no other courts, where the grant of the Award is made and/or to be performed.
(b)Language. The Grantee acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Grantee to understand the terms and conditions of this Agreement. If the Grantee receives the Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
(c)Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions nevertheless shall be binding and enforceable.
(d)Appendix. Notwithstanding any provisions in this RSU Agreement, this Award shall be subject to any additional terms and conditions set forth in any Appendix to this Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to the Grantee, to the extent that the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
(e)Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on this Award and on any shares of Stock acquired under the Plan, to the extent that the Company determines that it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
(f)Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach of this Agreement.
(g)No Advice Regarding Award. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or his or her acquisition or sale of the shares of Stock subject to this Award. The Grantee is solely responsible for taking all appropriate legal advice, notably concerning U.S. and local country tax and social insurance regulations, when signing this Agreement, or selling the shares of Stock acquired upon settlement of the Award, or more generally when making any decision in relation with this Award, this Agreement or otherwise under the Plan. The Company does not represent or guarantee that the Grantee may benefit from
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specific provisions under said regulations and the Grantee shall on his or her own efforts receive proper information in this respect. The Grantee understands and agrees that he or she should consult with his or her personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
(h)Electronic Delivery of Documents. The Grantee agrees that the Company may decide, in its sole discretion, to deliver by email or other electronic means any documents relating to the Plan or this Award (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Grantee by email.
(i)Insider-Trading/Market-Abuse Laws. The Grantee acknowledges that, depending on his or her country, he or she may be subject to insider-trading restrictions and/or market-abuse laws, which may affect the Grantee’s ability to purchase or sell shares of Stock acquired under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the Grantee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider-trading policy. The Grantee is responsible for complying with any applicable restrictions and is advised to speak to his or her personal legal advisor for further details regarding any applicable insider-trading and/or market-abuse laws in the Grantee’s country.
(j)Foreign Asset/Account Reporting Requirements; Exchange Controls. The Grantee acknowledges that his or her country may have certain foreign asset and/or foreign account reporting requirements and exchange controls which may affect his or her ability to acquire or hold shares of Stock acquired under the Plan or cash received from participating in the Plan (including from any dividends paid on shares of Stock acquired under the Plan) in a brokerage or bank account outside his or her country. The Grantee may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Grantee also may be required to repatriate sale proceeds or other funds received as a result of his or her participation in the Plan to his or her country through a designated bank or broker within a certain time after receipt. The Grantee acknowledges that it is his or her responsibility to be compliant with such regulations and is encouraged to consult his or her personal legal advisor for any details.
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Guidewire Software, Inc.
By:
    Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.
Dated:
Grantee’s Signature

Grantee’s name and address:

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APPENDIX TO
GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
UNDER THE
GUIDEWIRE SOFTWARE, INC. AMENDED AND RESTATED 2020 STOCK PLAN

Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Global Restricted Stock Unit Award Agreement (the “RSU Agreement”) or, if not defined therein, the Plan.
TERMS AND CONDITIONS
This Appendix, which is part of the Agreement, includes additional terms and conditions that govern the Restricted Stock Units and that will apply to the Grantee if he or she resides and/or works in one of the countries listed below. If the Grantee is a citizen or resident of a country other than the one in which the Grantee resides and/or works, is considered a resident of another country for local law purposes or transfers employment and/or residency between countries after the Grant Date, the Company, in its discretion, will determine to what extent terms and conditions contained herein shall be applicable to the Grantee.
NOTIFICATIONS
This Appendix also includes information regarding securities, exchange control and certain other issues of which the Grantee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of June 2022. Such laws are often complex and change frequently. As a result, the Grantee should not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Plan because such information may be outdated when the Restricted Stock Units become vested and/or when any shares of Stock acquired upon vesting and settlement are sold.
In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation. As a result, the Company is not in a position to assure the Grantee of any particular result. The Grantee therefore should to seek appropriate professional advice as to how the relevant laws in his or her country may apply to his or her particular situation.
Finally, if the Grantee is a citizen or resident of a country other than the one in which the Grantee resides and/or works, is considered a resident of another country for local law purposes or transfers employment and/or residency between countries after the Grant Date, then the notifications contained herein may not apply to him or her in the same manner.

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ALL NON-U.S. JURISDICTIONS
Data Privacy Consent. The following provision replaces Paragraph 10 of the RSU Agreement:

Consent to Personal Data Processing and Transfer. By accepting the Award via the Company’s acceptance procedure, the Grantee is declaring that he or she agrees with the data processing practices described herein and consents to the collection, processing and use of Personal Data (as defined below) by the Company and the transfer of Personal Data to the recipients mentioned herein, including recipients located in countries which do not adduce an adequate level of protection from a European (or other) data protection law perspective, for the purposes described herein.
(a)Declaration of Consent. The Grantee understands that the Grantee must review the following information about the processing of the Grantee’s personal data by or on behalf of the Company and its Affiliates as described in this Agreement and any materials related to the Award (the “Personal Data”) and declare his or her consent. As regards the processing of the Grantee’s Personal Data in connection with the Plan and this Agreement, the Grantee understands that the Company is the controller of the Grantee’s Personal Data.
(b)Data Processing and Legal Basis. The Company collects, uses and otherwise processes Personal Data about the Grantee for purposes of allocating shares of Stock and implementing, administering and managing the Plan. The Personal Data processed by the Company includes, without limitation, the Grantee’s name, home address and telephone number, email address, date of birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company or its Affiliates, details of all Awards or any other entitlement to shares of stock or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor. The legal basis for the processing of the Grantee’s Personal Data, where required, is the Grantee’s consent.
(c)Stock Plan Administration Service Providers. The Grantee understands that the Company transfers the Grantee’s Personal Data, or parts thereof, to (i) E*Trade Corporate Financial Services, Inc. and its affiliated companies (“E*Trade”), an independent service provider based in the United States which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select different service providers and share the Grantee’s Personal Data with such different service providers that serve the Company in a similar manner. The Company’s service providers will open an account for the Grantee to receive and trade shares of Stock acquired under the Plan and the Grantee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition of the Grantee’s ability to participate in the Plan.
(d)International Data Transfers. The Company and, as of the date hereof, any third parties assisting in the implementation, administration and management of the Plan, such as E*Trade, are based in the United States. If the Grantee is located outside the United States, the Grantee’s country may have enacted data privacy laws that are different from the laws of the United States. The Company’s legal basis for the transfer of the Grantee’s Personal Data is the Grantee’s consent.
(e)Data Retention. The Company will process the Grantee’s Personal Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This period may extend beyond the Grantee’s end of Service Relationship. In the latter case, the Grantee understands and acknowledges that the
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Company’s legal basis for the processing of the Grantee’s Personal Data would be compliance with the relevant laws or regulations. When the Company no longer needs the Grantee’s Personal Data for any of the above purposes, the Grantee understands the Company will remove it from its systems.
(f)Voluntariness and Consequences of Denial/Withdrawal of Consent. The Grantee understands that any participation in the Plan and his or her consent are purely voluntary. The Grantee may deny or later withdraw his or her consent at any time, with future effect and for any or no reason. If the Grantee denies or later withdraws his or her consent, the Company can no longer offer participation in the Plan or grant equity awards to the Grantee or administer or maintain such awards, and the Grantee will no longer be eligible to participate in the Plan. The Grantee further understands that denial or withdrawal of his or her consent would not affect his or her status or salary as an employee or his or her career and that the Grantee would merely forfeit the opportunities associated with the Plan.
(g)Data Subject Rights. The data subject rights regarding the processing of personal data vary depending on the applicable law and that, depending on where the Grantee is based and subject to the conditions set out in the applicable law, the Grantee may have, without limitation, the rights to (i) inquire whether and what kind of Personal Data the Company holds about the Grantee and how it is processed, and to access or request copies of such Personal Data, (ii) request the correction or supplementation of Personal Data about the Grantee that is inaccurate, incomplete or out- of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Personal Data no longer necessary for the purposes underlying the processing, (iv) request the Company to restrict the processing of the Grantee’s Personal Data in certain situations where the Grantee feels its processing is inappropriate, (v) object, in certain circumstances, to the processing of Personal Data for legitimate interests, and to (vi) request portability of the Grantee’s Personal Data that the Grantee has actively or passively provided to the Company (which does not include data derived or inferred from the collected data), where the processing of such Personal Data is based on consent or the Grantee’s employment and is carried out by automated means. In case of concerns, the Grantee may also have the right to lodge a complaint with the competent local data protection authority. Further, to receive clarification of, or to exercise any of, the Grantee’s rights the Grantee should contact the Grantee’s local human resources representative.
AUSTRALIA
Notifications
Tax Consideration. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions of the Act).
Exchange Control Information. Exchange control reporting is required for cash transactions exceeding a certain threshold and international fund transfers. The Australian bank assisting with the transaction may file the report on the Grantee's behalf. If there is no Australian bank involved in the transfer, the Grantee will be required to file the report. The Grantee should consult with his or her personal advisor to ensure proper compliance with applicable reporting requirements in Australia.
Securities Law Notification. This offer is being made under Division 1A, Part 7.12 of the Corporations Act 2001 (Cth).
Please note that if the Grantee offers shares of Stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Grantee should obtain legal advice on the Grantee’s disclosure obligations prior to making any such offer.
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AUSTRIA
Notifications
Exchange Control Information. If the Grantee holds shares of Stock acquired under the Plan outside Austria (even if held outside of Austria with an Austrian bank), the Grantee may need to submit an annual report to the Austrian National Bank using the form “Standmeldung/Wertpapiere.” Exemptions apply if the value of the shares of Stock held outside Austria as of December 31 does not exceed certain thresholds. If the thresholds are exceeded, annual or quarterly reporting obligations are imposed. If applicable, the deadline for filing the annual report is January 31 of the following year and the deadline for the quarterly report is the 15th of the month following the end of the respective quarter.
When shares of Stock are sold or dividends are paid on such shares, there may be exchange control obligations if the cash received is held outside Austria, as a separate reporting requirement applies to any non-Austrian cash accounts. If the transaction volume of all of the Grantee's cash accounts abroad exceeds a certain threshold, the movements and the balance of all accounts must be reported monthly, as of the last day of the month, on or before the 15th day of the following month, using the form “Meldungen SI-Forderungen und/oder SI-Verpflichtungen.”

CANADA
Terms and Conditions
Restricted Stock Units Payable in Shares of Stock Only. Notwithstanding any discretion in Section 8(a) of the Plan or anything contrary in the Agreement, the Award does not provide any right for the Grantee to receive a cash payment, and the Restricted Stock Units are payable in shares of Stock only.
Termination of Employment. The following provision replaces Paragraph 8(a)(xii) of the RSU Agreement:
For purposes of the Award, the Grantee’s Service Relationship will be considered terminated as of the date that is the earliest of (a) the date the Grantee's employment is terminated; (b) the date the Grantee receives notice of termination of employment; or (b) the date the Grantee is no longer providing services to the Company or any Affiliate (in all cases regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee renders service or the terms of the Grantee’s employment agreement, if any). Unless otherwise expressly provided in this Agreement or determined by the Company, the Grantee’s right to continue to vest in the Restricted Stock Units, if any, will terminate effective as of such date and will not be extended any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under local law. The Committee shall have the exclusive discretion to determine when the Grantee’s employment is terminated for purposes of this Award (including whether the Grantee may still be considered providing services while on a leave of absence).
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, the Grantee’s right to vest in the Award under the Plan, if any, will terminate effective as of the last day of the Grantee’s minimum statutory notice period, but the Grantee will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the Grantee’s statutory notice period, nor will the Grantee be entitled to any compensation for lost vesting
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The following provisions apply to the Award if the Grantee is a resident of Quebec:
Personal Data Authorization. The following provision supplements the Data Privacy Consent, set forth above in this Appendix:
The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Grantee further authorizes the Company, the Employer and its other Affiliates to disclose and discuss with their advisors the Grantee’s participation in the Plan. The Grantee also authorizes the Company, the Employer and its other Affiliates to record such information and to keep it in his or her employment file. If the Grantee is resident in Quebec, the Grantee acknowledges and agrees that his or her personal information, including sensitive personal information, may be transferred or disclosed outside of the province of Quebec, including to the United States. The Grantee acknowledges and authorizes the Company and other parties involved in the administration of the Plan to use technology for profiling purposes and to make automated decisions that may have an impact on the Grantee or the administration of the Plan.
French Language Documents. A French translation of this document and certain other documents related to the Restricted Stock Units will be made available to the Grantee concurrently or as soon as reasonably practicable. The Grantee understands that, from time to time, additional information related to the Restricted Stock Units may be provided in English and such information may not be immediately available in French. However, upon request, the Company will provide a translation of such information into French as soon as reasonably practicable. Notwithstanding anything to the contrary in the Agreement, and unless the Grantee indicates otherwise, the French translation of this document and certain other documents related to the Restricted Stock Units will govern the Grantee’s participation in the Plan.
Documents en Langue Française. Une traduction française du présent document et de certains autres documents relatifs aux droits sur des actions assujettis à des restrictions (« RSUs ») sera mise à la disposition du Bénéficiaire en même temps que le présent document ou dès que raisonnablement possible. Le Bénéficiaire comprend que, de temps à autre, des informations supplémentaires relatives aux RSUs peuvent être fournies en anglais et que ces informations peuvent ne pas être immédiatement disponibles en français. Toutefois, sur demande, la Société fournira une traduction de ces informations en français dès que cela sera raisonnablement possible.  Nonobstant toute disposition contraire dans le Contrat, et à moins que le Bénéficiaire n'indique le contraire, la traduction française du présent document et de certains autres documents relatifs aux RSUs régira la participation du Bénéficiaire au Plan.
Notifications
Securities Law Information. The Grantee is permitted to sell shares of Stock acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Stock acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the shares of Stock are listed. The shares of Stock are currently listed on the New York Stock Exchange.
Foreign Account/Asset Reporting Information. If the Grantee is a Canadian resident, the Grantee is required to report annually on Form T1135 (Foreign Income Verification Statement) the foreign specified property (including shares of Stock acquired under the Plan) he or she holds if the total cost of such foreign specified property exceeds C$100,000 at any time during the year. Unvested Restricted Stock Units also must be reported (generally at nil cost) on Form T1135 if the C$100,000 threshold is exceeded due to other foreign property the Grantee holds. If shares of Stock are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares
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of Stock. The ACB would normally equal the fair market value of the shares of Stock at vesting, but if the Grantee owns other shares, this ACB may have to be averaged with the ACB of the other shares. The Form T1135 must be filed at the same time the Grantee files his or her annual tax return. The Grantee is advised to consult with a personal advisor to ensure he or she complies with the applicable reporting obligations.
FRANCE
Terms and Conditions
Restricted Stock Units Not Tax-Qualified. The Grantee understands that the Restricted Stock Units are not intended to qualify for the special tax and social security treatment in France under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended.
Consent to Receive Information in English. By accepting the Agreement, the Grantee confirms having read and understood the documents relating to the Award (the Plan and the Agreement), which were provided in the English language. The Grantee accepts the terms of those documents accordingly.
En acceptant le Contrat d'Attribution décrivant les termes et conditions de l’attribution, le Bénéficiaire confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat d'Attribution) qui ont été communiqués en langue anglaise. Le Bénéficiaire accepte les termes en connaissance de cause.
Notifications
Foreign Account/Asset Reporting Information. French residents must report all foreign bank and brokerage accounts on an annual basis (including accounts opened or closed during the tax year) on a specific form together with the income tax return. Failure to comply could trigger significant penalties.
GERMANY
Notifications
Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If the Grantee receives cross-border payments in excess of €12,500 in connection with the sale of securities (including shares of Stock acquired under the Plan) or the receipt of dividends paid on such shares of Stock, the Grantee must report by the fifth day of the month following the month in which the payment was received. The report must be filed electronically. The form of report can be accessed via the German Federal Bank’s website at www.bundesbank.de and is available in both German and English. In addition, the Grantee may be required to report the acquisition of securities if the value of the securities acquired exceeds €12,500 to the Bundesbank via email or telephone.The Grantee is advised to consult a personal legal advisor to ensure compliance with applicable reporting obligations.
Foreign Asset/Account Reporting Information. If the acquisition of shares of Stock under the Plan leads to a “qualified participation” at any point during the calendar year, Grantee understands that Grantee will need to report the acquisition when Grantee files his or her tax return for the relevant year. A qualified participation is attained only if (a) the value of the shares of Stock acquired exceeds €150,000 and the Grantee holds 1% or more of the total shares of Stock, or (b) the Grantee holds shares of Stock exceeding 10% of the Company’s total Stock. Grantee should contact his or her personal advisor for further information regarding whether Grantee's acquisition of Stock under the Plan will result in a qualified participation.
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HONG KONG
Terms and Conditions
Lapse of Restrictions. If, for any reason, shares of Stock are issued to the Grantee within six (6) months of the Grant Date, the Grantee agrees that he or she will not sell or otherwise dispose of any such shares of Stock prior to the six-month anniversary of the Grant Date.
Restricted Stock Units Payable in Shares of Stock Only. Notwithstanding any discretion in Section 8(a) of the Plan or anything contrary in the Agreement, the Award does not provide any right for the Grantee to receive a cash payment, and the Restricted Stock Units are payable in shares of Stock only.
Notifications
Securities Law Information. Warning: The contents of the Agreement, including this Appendix, the Plan, and all other materials pertaining to the Restricted Stock Units and/or the Plan have not been reviewed by any regulatory authority in Hong Kong. The Grantee is hereby advised to exercise caution in relation to the offer thereunder. If the Grantee has any doubts about any of the contents of the aforesaid materials, the Grantee should obtain independent professional advice.
INDIA
Notifications
Exchange Control Information. Exchange control laws and regulations in India require that all proceeds resulting from the sale of shares of Stock and any dividends received in relation to the shares of Stock be repatriated to India within such time as prescribed under applicable Indian exchange control laws, as may be amended from time to time. Indian residents must obtain a foreign inward remittance certificate (“FIRC”) from the bank into which foreign currency is deposited and retain the FIRC as evidence of repatriation of funds in the event that the Reserve Bank of India or the Employer requests proof of repatriation.
Foreign Asset/Account Reporting Information. Foreign bank accounts and any foreign financial assets (including shares of Stock held outside India) must be reported in the annual Indian personal tax return. It is the Grantee’s responsibility to comply with this reporting obligation and the Grantee should consult with his or her personal advisor in this regard.
IRELAND
No country-specific provisions.
ITALY
Terms and Conditions
Grantee Acknowledgement. This provision supplements Paragraph 8 of the RSU Agreement:
The Grantee acknowledges that the Grantee has read and specifically and expressly approves the following paragraphs of the RSU Agreement: (a) Responsibility for Taxes (Paragraph 6), (b) the Nature of the Grant (Paragraph 8); (d) Governing Law; Choice of Venue (Paragraph 12(a)), (e) Language (Paragraph 12(b)), (f) Appendix (Paragraph 12(d)) (g) the Imposition of Other
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Requirements (Paragraph 12(e)), and (h) the Data Privacy Consent, set forth above in this Appendix.
Notifications
Foreign Asset/Account Reporting Information. Italian residents who, at any time during the fiscal year, hold foreign financial assets (such as cash, shares of Stock or Restricted Stock Units) which may generate income taxable in Italy are required to report such assets on their annual tax returns or on a special form if no tax return is due. The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad. The Grantee should consult a personal legal advisor to ensure compliance with applicable reporting requirements.
Foreign Asset Tax Information. The value of the financial assets held outside of Italy (including shares of Stock) by Italian residents is subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets (e.g., shares of Stock acquired under the Plan) assessed at the end of the calendar year.
JAPAN
Notifications
Foreign Asset/Account Reporting Information. The Grantee will be required to report to the Japanese tax authorities details of any assets held outside of Japan as of December 31st (including any shares of Stock acquired under the Plan), to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by March 15th each year. The Grantee should consult with his or her personal tax advisor as to whether the reporting obligation applies to the Grantee and whether the Grantee will be required to report details of his or her outstanding Restricted Stock Units, as well as shares of Stock, in the report.
MALAYSIA
Notifications
Director Notification Obligation. If the Grantee is a director of a Malaysian Affiliate, the Grantee is subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian Affiliate in writing when the Grantee receives or disposes of an interest (e.g., Restricted Stock Units, shares of Stock, etc.) in the Company or any related company. This notification must be made within 14 days of receiving or disposing of any interest in the Company or any related company.
NETHERLANDS
No country-specific provisions.
NORWAY
No country-specific provisions.
POLAND
Notifications
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Exchange Control Information. If the Grantee holds foreign securities (including shares of Stock) and maintains accounts abroad, the Grantee may be required to file certain reports with the National Bank of Poland on the transactions and balances of the securities and cash deposited in such accounts if the value of such transactions or balances exceeds PLN 7,000,000 in the aggregate. If required, the Grantee must file reports on the transactions and balances of the accounts on a quarterly basis on special forms available on the website of the National Bank of Poland.
Further, if the Grantee transfers funds in excess of €15,000 into Poland in connection with the sale of shares of Stock under the Plan, the funds must be transferred via a bank account held at a bank in Poland. The Grantee is required to maintain all documents related to foreign exchange transactions for a period of five years, in case of a request for their production from the Bank of Poland.
SPAIN
Terms and Conditions
No Entitlement for Claims or Compensation. By accepting the Restricted Stock Units, the Grantee acknowledges that he or she consents to participation in the Plan and has received a copy of the Plan. The Grantee understands that the Company has unilaterally, gratuitously and in its sole discretion decided to grant Restricted Stock Units under the Plan to individuals who may be employees of the Employer, the Company or its other Affiliates throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any Restricted Stock Units will not economically or otherwise bind the Employer, the Company or its other Affiliates on an ongoing basis. Consequently, the Grantee understands that the Restricted Stock Units are granted on the assumption and condition that the Restricted Stock Units and the shares of Stock acquired upon settlement shall not become a part of any employment contract (either with the Employer, the Company or any of its other Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Grantee understands that grant of Restricted Stock Units would not be made to the Grantee but for the assumptions and conditions referred to above; thus, the Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of Restricted Stock Units shall be null and void.
Further, the vesting of the Restricted Stock Units is expressly conditioned on the Grantee’s continued employment, such that if the Grantee’s status as an employee terminates for any reason whatsoever, the Restricted Stock Units may cease vesting immediately, in whole or in part, effective on the date of the Grantee ceases to be an employee. This will be the case, for example, even if (a) the Grantee is considered to be unfairly dismissed without good cause; (b) the Grantee is dismissed for disciplinary or objective reasons or due to a collective dismissal; (c) the Grantee ceases to be an employee due to a change of work location, duties or any other employment or contractual condition; (d) the Grantee ceases to be an employee due to a unilateral breach of contract by the Employer, the Company or its other Affiliates; or (e) the Grantee ceases to be an employee for any other reason whatsoever. Consequently, once the Grantee ceases to be an employee any of the above reasons, the Grantee may automatically lose any rights to Restricted Stock Units that were not vested on the date of the Grantee’s termination of employment, as described in the Plan and the Agreement.
The Grantee acknowledges that he or she has read and specifically accepts the conditions referred to in Paragraph 11 of the RSU Agreement.
Notifications
    17

Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of the Restricted Stock Units. The Agreement has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.
SWITZERLAND
Notifications
Securities Law Information. Neither the Agreement nor any other materials relating to the Restricted Stock Units (1) constitute a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services ("FinSA"), (2) may be publicly distributed nor otherwise made publicly available in Switzerland to any person other than an employee of the Company or (3) have been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority (FINMA).
UNITED KINGDOM
Terms and Conditions
Restricted Stock Units Payable in Shares of Stock Only. Notwithstanding any discretion in Section 8(a) of the Plan or anything contrary in the Agreement, the Award does not provide any right for the Grantee to receive a cash payment, and the Restricted Stock Units are payable in shares of Stock only.
Joint Election for Transfer of Liability for Employer National Insurance Contributions. As a condition of participation in the Plan and settlement of any Award vesting, the Grantee hereby irrevocably agrees to accept any liability for secondary Class 1 National Insurance contributions and, to the extent permissible, the employer portion of the Health and Social Care Levy (the “Employer NICs”) that may be payable by the Company or the Employer (and any successor to the Company and/or the Employer) in connection with the Award and any event giving rise to Tax-Related Items. Without prejudice to the foregoing, the Grantee agrees to execute a joint election with the Company and/or the Employer in such form as the Company may determine (the “Joint Election”), and any other required consent or election requested by the Company. The Grantee further agrees to execute such other joint elections as may be required between the Grantee and any successor to the Company or the Employer. The Grantee further agrees that the Company and the Employer (and any successor to the Company and/or the Employer) may collect the Employer NICs from the Grantee by any of the means set forth in Paragraph 6 of the RSU Agreement.
If the Grantee does not enter into a Joint Election prior to exercise of the Award, the Award shall not be settled unless and until he or she enters into a Joint Election, and no shares of Stock will be issued to the Grantee under the Plan, without any liability to the Company, the Employer, or any other Affiliate.
Tax Withholding. The following provision supplements Paragraph 6 of the RSU Agreement:
Without limitation to Paragraph 6 of the RSU Agreement, the Grantee agrees that he or she is liable for all Tax-Related Items, including, to the extent permissible, the Employer’s portion of the Health and Social Care levy, and hereby covenants to pay all such Tax-Related Items as and when requested by the Company, the Employer or by HM Revenue & Customs ("HMRC") (or any other tax authority or any other relevant authority). The Grantee also agrees to indemnify and keep indemnified the Company and the Employer (and any successor to the Company and/or
    18

the Employer) against any Tax-Related Items that they are required to pay or withhold on or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Grantee’s behalf. For the purposes of the RSU Agreement, Tax-Related Items include (without limitation) employment income tax, employee National Insurance contributions and the employee portion of the Health and Social Care levy.
Notwithstanding the foregoing, if the Grantee is an executive officer or director (within the meaning of Section 13(k) of the Exchange Act), the Grantee acknowledges that may not be able to indemnify the Company or the Employer for the amount of any income tax not collected from or paid by the Grantee, as it may be considered a loan. In such case, if the amount of any income tax due is not collected from or paid by the Grantee within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to the Grantee on which additional income tax and National Insurance contributions (“NICs”) may be payable. The Grantee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company and/or the Employer (and any successor to the Company and/or the Employer) the value of any employee NICs due on this additional benefit, which the Company and/or the Employer may recover at any time thereafter by any of the means referred to in Paragraph 6 of the RSU Agreement.
    19

NICs JOINT ELECTION FOR UK PARTICIPANTS FOR THE GUIDEWIRE SOFTWARE, INC. AMENDED AND RESTATED 2020 STOCK PLAN

(the “Election”)

Important Note on the Election to Transfer Employer’s NICs

As a condition of your participation in the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan, you are required to enter into the Election to transfer to you any liability for employer National Insurance contributions (“Employer NICs”) that may arise in connection with your participation in the Plan.

By accepting your award (the “Award”) (whether by signing the applicable award or by clicking on the “ACCEPT” box as part of the Company’s online acceptance procedures) or by separately accepting the Election (whether in hard copy or by clicking on the “ACCEPT” box), you indicate your acceptance to transfer Employer’s NICs and to be bound by the terms of the Election. You should read this important note and the Election in their entirety before accepting the applicable award agreement and the Election. Please print and keep a copy of the Election for your records.

By entering into the Election:

•you agree that any Employer’s NICs liability that may arise in connection with your participation in the Plan will be transferred to you;

•you authorise your employer to recover an amount sufficient to cover this liability by such methods as set forth in Paragraph 6 of the RSU Agreement including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your Awards; and

•you acknowledge that the Company or your employer may require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election even if you have accepted the applicable award agreement or the Election through the Company’s electronic acceptance procedure.
    20

Joint Election for Transfer of Liability for

Employer National Insurance Contributions to Employee

Election To Transfer the Employer’s National Insurance Liability to the Employee

This Election is between:

1.The individual who has obtained authorised access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options and/or restricted stock units (the “Awards”) pursuant to the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan (the “Plan”), and

2.Guiderwire Software, Inc., a Delaware corporation, with registered offices at 2850 S. Delaware Street, Suite 100, San Mateo, CA 94403, U.S.A. (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

SECTION 1.Introduction

1.1This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

1.2In this Election the following words and phrases have the following meanings:

(1)“Chargeable Event” means any event giving rise to Relevant Employment Income.

(2)“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(3)“Relevant Employment Income” from Awards on which Employer's National Insurance Contributions becomes due is defined as:

(1)an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(2)an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(3)any gain that is treated as remuneration derived from the earner's employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(1)the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);

(2)the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(3)the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

(4)“SSCBA” means the Social Security Contributions and Benefits Act 1992.

1.3This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant
    21

Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

SECTION 2.The Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that, by signing this Election (including by electronic signature process) or by accepting the Awards (including by electronic signature process if made available by the Company), as applicable, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 of the SSCBA.

SECTION 3.Payment of the Employer’s Liability

1.aThe Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Chargeable Event:

(1)by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(2)directly from the Employee by payment in cash or cleared funds; and/or

(3)by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards, the proceeds from which must be delivered to the Employer in sufficient time for payment to be made to Her Majesty’s Revenue & Customs (“HMRC”) by the due date; and/or

(4)by any other means specified in the applicable Restricted Stock Unit agreement entered into between the Employee and the Company.

1.aThe Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the Awards until full payment of the Employer’s Liability is received.

1.bThe Company agrees to procure the remittance by the Employer of the Employer’s Liability to HMRC on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs if payments are made electronically).

SECTION 4.Duration of Election

    22

4.1    The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2     Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. This Election will continue in effect in respect of any awards which replace the Awards in circumstances where section 483 of ITEPA applies.

4.3     This Election will continue in effect until the earliest of the following:

(1)the date on which the Employee and the Company agree in writing that it should cease to have effect;

(2)the date on which the Company serves written notice on the Employee terminating its effect;

(3)the date on which HMRC withdraws approval of this Election; or

(4)the date on which, after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, the Election ceases to have effect in accordance with its own terms.

4.4     This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.

Acceptance by the Employee

The Employee acknowledges that, by signing this Election (including by electronic signature process) or by accepting the Awards (including by electronic signature process if made available by the Company), the Employee agrees to be bound by the terms of this Election.

……………………………………….. …./…./……….
Signature (Employee) Date

Acceptance by the Company

The Company acknowledges that, by signing this Election (including by electronic signature process) or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on
behalf of the Company        ____________________

Position        ____________________

Date        ____________________

    23

Schedule of Employer Companies

The employing companies to which this Election relates include:

Name	Guidewire Software (UK) Ltd.
Registered Office:	4th Floor, 9 Cloak Lane London EC4R 2RU, U.K.
Company Registration Number:	05427894
Corporation Tax Reference:	18293 29999
PAYE Reference:	951 / BZ75816

    24

Guidewire Software, Inc.
Amended and Restated 2020 Stock Plan
Notice of Restricted Stock Unit Award

Name of Grantee:	Award Number: ID:

Pursuant to the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan (the “Plan”), this Notice of Restricted Stock Unit Award (the “Notice”) and the terms and conditions set forth in the Restricted Stock Unit Award Agreement (together with the Notice, the “Award Agreement”), Guidewire Software, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed below (an “Award”) to the named Grantee.  Each Restricted Stock Unit shall relate to one share (a “Share”) of Common Stock (the “Stock”) of the Company.

No. of Restricted Stock Units Granted:
Grant Date:
Vesting Conditions:
Vesting Commencement Date:

By clicking on the “Accept” button or signing below, the Grantee and the Company agree this Award is granted under, and governed by the terms and conditions of, the Plan and the Award Agreement.

By: Name: Title:	Employee Name Date

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-EMPLOYEES
UNDER THE GUIDEWIRE SOFTWARE, INC.
AMENDED AND RESTATED 2020 STOCK PLAN
Name of Grantee:
No. of Restricted Stock Units:
Grant Date:
Vesting Commencement Date:    _____________________
Pursuant to the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan as amended through the date hereof (the “Plan”), Guidewire Software, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock (the “Stock”) of the Company.
SECTION 1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
SECTION 2.Vesting of Restricted Stock Units. [Subject to any Company leave of absence policy in effect, t]5 [T]he restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee [remains in service as a member of the Board]6 [continues to have a Service Relationship with the Company or a Subsidiary]7 on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	[_______________][8]
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
[Notwithstanding anything in this Agreement to the contrary, in the case of a Sale Event, the Restricted Stock Units shall be treated as provided in Section 3(c) of the Plan; provided, that
5 Include if LOA policy is in effect.
6 For directors.
7 For consultants.
8 For directors, enter “Earlier of the Company’s next annual meeting of stockholders or the one-year anniversary of the Vesting Commencement Date.”

in the event of a Sale Event, 100% of the then-outstanding and unvested Restricted Stock Units shall immediately be deemed vested on the date of such Sale Event, subject to the Grantee remaining in service as a member of the Board until the date of such Sale Event.]9 [Notwithstanding anything in this Agreement to the contrary, in the case of a Sale Event, the Restricted Stock Units shall be treated as provided in Section 3(c) of the Plan]10
The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2 in circumstances involving the Grantee’s death or disability.
SECTION 3.[Termination of Service as a Non-Employee Director. If the Grantee’s service with the Company and its Subsidiaries as a member of the Board terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.]11 [Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.]12
SECTION 4.Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
SECTION 5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
SECTION 6.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
SECTION 7.[No Obligation to Continue as a Non-Employee Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Non-Employee Director.]13 [No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in a Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement
9 For directors.
10 For consultants.
11 For directors.
12 For consultants
13 For directors.
    2

shall interfere in any way with the right of the Company or any Subsidiary to terminate the Service Relationship of the Grantee at any time.]14
SECTION 8.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
SECTION 9.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
SECTION 10.Notices. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation (or other overnight courier service approved by the Company), with shipping charges prepaid or (iv) the date on which an electronic notification is received. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company in accordance with this Paragraph.
14 For consultants.
    3

Guidewire Software, Inc.
By:
    Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.
Dated:
Grantee’s Signature

Grantee’s name and address:

    4

GUIDEWIRE SOFTWARE, INC.
AMENDED AND RESTATED 2020 STOCK PLAN
Notice of Performance-Based Restricted Stock Unit Award

Name of Grantee:	Award Number: ID:

Pursuant to the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan (the “Plan”), this Notice of Performance-Based Restricted Stock Unit Award (the “Notice”) and the terms and conditions set forth in the Performance-Based Restricted Stock Unit Award Agreement (together with the Notice, the “Award Agreement”), Guidewire Software, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed below (an “Award”) to the named Grantee.  Each Restricted Stock Unit shall relate to one share (a “Share”) of Common Stock (the “Stock”) of the Company.

Target No. of Restricted Stock Units Granted:
Grant Date:
Vesting Conditions:	These Restricted Stock Units vest upon the achievement of the associated performance factors and satisfaction of a time-based vesting schedule, at which time the Grantee will receive shares of Guidewire Software, Inc. common stock. The performance factors will be measured as described in the Award Agreement and the time-based vesting will be satisfied in increments on the date(s) shown, subject to Grantee’s continuous employment with the Company through the applicable date(s):

For FY[XX] Final Grant Amount:

Vest Period
Shares
Vesting Date

1
33 1/3%
MM/DD/20[XX]

2
33 1/3%
MM/DD/20[XX+1 Yr]

3
33 1/3%
MM/DD/20[XX+2 Yrs]

For FY[YY] Final Grant Amount:

Vest Period
Shares
Vesting Date

1
100%
MM/DD/20[YY]

By clicking on the “Accept” button or signing below, the Grantee and the Company agree this Award is granted under, and governed by the terms and conditions of, the Plan and the Award Agreement.

By: Name: Title:	Employee Name Date

    2

PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE GUIDEWIRE SOFTWARE, INC.
AMENDED AND RESTATED 2020 STOCK PLAN
Name of Grantee:
Target No. of Restricted Stock Units (“Target Grant Amount”):
Grant Date:
Pursuant to the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan as amended through the date hereof (the “Plan”), Guidewire Software, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock (the “Stock”) of the Company.
SECTION 1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
SECTION 2.Vesting of Restricted Stock Units. [Subject to any Company leave of absence policy in effect, t]15 [T]he restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the date that both (A) the time-based vesting condition indicated on the Notice of Performance-Based Restricted Stock Unit Award (the “Time Condition”) and (B) the FY[XX] performance-based vesting factor (the “FY[XX] Performance Factor”) and the FY[YY] performance-based vesting factor (the “FY[YY] Performance Factor” and together with the FY[XX] Performance Factor, the “Performance Factors”), as described below, are satisfied. The date on which both the Time Condition and applicable Performance Factor is satisfied shall be the “Vesting Date”.
After a determination of the Performance Factors have been made, as applicable, the total number of Restricted Stock Units granted to the Grantee (the “Final Grant Amount”) shall be set pursuant to the following formula: 50% Target Grant Amount * FY[XX] Performance Factor (the “FY[XX] Final Grant Amount”) + 50% Target Grant Amount * FY[YY] Performance Factor (the “FY[YY] Final Grant Amount”) = Final Grant Amount. The FY[XX] Performance Factor is dependent on Fiscal Year 20[XX] Annual Recurring Revenue (“FY[XX] ARR”) and the FY[YY] Performance Factor is dependent on Fiscal Year 20[YY] Annual Recurring Revenue ( “FY[YY] ARR”), in each case measured on a constant currency basis using July 31, 20[XX] exchange rates.
If the Company’s FY[XX] ARR is (i) less than $[ __ ] million, then the FY[XX] Performance Factor is 0.0, (ii) equal to $[ __ ] million, then the FY[XX] Performance Factor is equal to 0.50; (iii) greater than $[ __ ] million but less than $[ __ ] million, then the FY[XX] Performance Factor is equal to 0.50 plus the actual amount achieved in excess of $[ __ ] million divided by [ __ ] million multiplied by 50% (iv) equal to $[ __ ] million, then the FY[XX]
15 Include if LOA policy is in effect.
    3

Performance Factor is equal to 1, (v) greater than $[ __ ] million but less than $[ __ ] million, then the FY[XX] Performance Factor is equal to 1 plus the actual amount achieved in excess of $[__ ] million divided by [ __ ] million multiplied by 50%, and (vi) equal to or greater than $[ __ ] million, then the FY[XX] Performance Factor is equal to 1.5.
If the Company’s FY[YY] ARR is (i) less than $[ __ ] million, then the FY[YY] Performance Factor is 0.0, (ii) equal to $[ __ ] million, then the FY[YY] Performance Factor is equal to 0.50; (iii) greater than $[ __ ] million but less than $[ __ ] million, then the FY[YY] Performance Factor is equal to 0.50 plus the actual amount achieved in excess of $[ __ ] million divided by [ __ ] million multiplied by 50% (iv) equal to $[ __ ] million, then the FY[YY] Performance Factor is equal to 1, (v) greater than $[ __ ] million but less than $[ __ ] million, then the FY[YY] Performance Factor is equal to 1 plus the actual amount achieved in excess of $[ __ ] million divided by [ __ ] million multiplied by 50%, and (vi) equal to or greater than $[ __ ] million, then the FY[YY] Performance Factor is equal to 1.5.
Upon achievement of an FY[XX] Performance Factor greater than 0.0, 33 1/3% of the FY[XX] Final Grant Amount shall vest immediately, subject to satisfaction of the applicable Time Condition, and any remaining portion of the FY[XX] Final Grant Amount shall vest as the applicable Time Condition is satisfied. If an FY[XX] Performance Factor greater than 0.0 is not achieved (meaning the Company’s FY[XX] ARR is less than $[ __ ] million), then 50% of the Target Grant Amount will be forfeited.
Upon achievement of an FY[YY] Performance Factor greater than 0.0, 100% of the FY[YY] Final Grant Amount shall vest immediately, subject to satisfaction of the applicable Time Condition. If an FY[YY] Performance Factor greater than 0.0 is not achieved (meaning the Company’s FY[YY] ARR is less than $[ __ ] million), then 50% of the Target Grant Amount will be forfeited.
In the event that the Company makes any acquisitions during Fiscal Year 20[XX] or Fiscal Year 20[YY], the Administrator shall adjust the FY[XX] Performance Factor and/or FY[YY] Performance Factor, as applicable, (by adjusting the applicable FY[XX] ARR and/or FY[YY] ARR targets) to reflect the impact of such acquisition(s). The Administrator shall adjust the applicable FY[XX] ARR and/or FY[YY] ARR thresholds above to reflect the anticipated, recognizable Annual Recurring Revenue (“ARR”) from the acquired entity or assets for the remainder of Fiscal Year 20[XX] and/or Fiscal Year 20[YY], as applicable, as outlined in the management case presented to the Board on or around the closing of the applicable transaction. For example, if the management case presented to the Board for a given acquisition shows related attributable, recognizable ARR for the remaining portion of Fiscal Year 20[XX] in the amount of $10 million, then each of the threshold, target and maximum FY[XX] ARR amounts shall be adjusted upward by $10 million (in this example, to $[ __ ] million, $[ __ ] million, and $[ __ ] million, respectively).
Notwithstanding anything in this Agreement to the contrary, in the case of a Sale Event, the Restricted Stock Units shall be treated as provided in Section 3(c) of the Plan [provided; however that the Restricted Stock Units shall be subject to any executive agreement by and between the Grantee and the Company, as applicable (as amended from time to time, the “Executive Agreement”). For the avoidance of doubt, with respect to any portion of the Award that has not yet achieved the applicable Performance Factors, “fully accelerated and vested”, as referenced in the Executive Agreement shall mean with respect to the applicable Target Grant Amount]16.
16 Include for execs with executive agreements.
    4

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2 in circumstances involving the Grantee’s death or disability.
SECTION 3.Termination of Employment. Subject to Paragraph 2 above, if the Grantee’s employment with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.
SECTION 4.Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
SECTION 5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
SECTION 6.Tax Withholding. Regardless of any action that the Company, the Grantee’s actual employer or any parent, Subsidiary or affiliate to which the Grantee provides service if the Grantee is a Consultant (collectively, the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the issuance of shares of Stock upon settlement, the subsequent sale of shares of Stock acquired pursuant to such issuance, and the receipt of any dividends or dividend equivalents; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. The Grantee shall not make any claim against the Company or its Board, officers or employees related to Tax-Related Items arising from the Restricted Stock Units or the Grantee’s other compensation. Furthermore, if the Grantee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
        Prior to any relevant taxable or tax withholding event, as applicable, the Grantee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
(a)    payment by the Grantee to the Company and/or Employer; or
    5

(b)    withholding from the Grantee’s wages or other cash compensation paid to him or her by the Company and/or the Employer; or
(c)    withholding from proceeds of the sale of shares of Stock acquired upon vesting and settlement of the Restricted Stock Units, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization).
        To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, the Grantee is deemed, for tax purposes, to have been issued the full number of shares subject to the vested Restricted Stock Units, notwithstanding that a number of the shares is held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.
Finally, the Grantee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Stock or the proceeds of the sale of shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items..
SECTION 7.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
SECTION 8.No Obligation to Continue Employment or Other Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s employment or any other Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s employment or any other Service Relationship with the Company or a Subsidiary at any time.
SECTION 9.Integration. This Agreement [and the Executive Agreement] constitute[s] the entire agreement[s] between the parties with respect to this Award and supersede[s] all prior agreements and discussions between the parties concerning such subject matter.
SECTION 10.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
    6

SECTION 11.Notices. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation (or other overnight courier service approved by the Company), with shipping charges prepaid or (iv) the date on which an electronic notification is received. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company.
    7

STOCK OPTION AGREEMENT
UNDER THE GUIDEWIRE SOFTWARE, INC.
AMENDED AND RESTATED 2020 STOCK PLAN
Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:    $
    [FMV on Grant Date]
Grant Date:
Expiration Date:
Option Type:                Incentive Stock Option*/Non-Qualified Stock Option*
[* This Stock Option is intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).]17
[* This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).]18
Pursuant to the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan as amended through the date hereof (the “Plan”), Guidewire Software, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.
SECTION 1.Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder in circumstances involving the Optionee’s death or disability [and to any Company leave of absence policy in effect]19, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee continues to be employed with the Company or a Subsidiary on such dates:
17 For ISOs
18 For NQSOs
19 Include if LOA policy is in effect.

Incremental Number of Option Shares Exercisable[*][20]	Exercisability Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
[* Max. of $100,000 per year.]21
Notwithstanding anything in this Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Option Shares shall be treated as provided in Section 3(c) of the Plan[ provided; however that the Stock Option and the Option Shares shall be subject to any executive agreement by and between the Optionee and the Company, as applicable (the “Executive Agreement”)].22
Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
SECTION 2.Manner of Exercise.
(a)The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii)  by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure or (iv a combination of (i), (ii), and (iii) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other
20 For ISOs
21 For ISOs.
22 For executives with executive agreements.
    2

requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.
(b)The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
SECTION 3.Termination of Employment. If the Optionee’s employment with the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.
(a)Termination Due to Death. If the Optionee’s employment with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)Termination Due to Disability. If the Optionee’s employment with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.
(c)Termination for Cause. If the Optionee’s employment with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.
    3

(d)Other Termination. If the Optionee’s employment with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.
The Administrator’s determination of the reason for termination of the Optionee’s employment with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.
SECTION 4.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
SECTION 5.Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
SECTION 6.Tax Withholding. Regardless of any action that the Company, the Optionee’s actual employer or any parent, Subsidiary or affiliate to which the Optionee provides service if the Optionee is a Consultant (collectively, the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), the Optionee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock Option, including, without limitation, the grant, vesting, or exercise of the Stock Option, the issuance of Stock upon exercise, the subsequent sale of Stock acquired pursuant to such issuance, and the receipt of any dividends or dividend equivalents; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. The Optionee shall not make any claim against the Company or its Board, officers or employees related to Tax-Related Items arising from this Stock Option or the Optionee’s other compensation. Furthermore, if the Optionee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
        Prior to any relevant taxable or tax withholding event, as applicable, the Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
(a)    payment by the Optionee to the Company and/or Employer; or
    4

(b)    withholding from the Optionee’s wages or other cash compensation paid to him or her by the Company and/or the Employer; or
(c)    withholding from proceeds of the sale of Stock acquired upon vesting and exercise of the Stock Options, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization).
        To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Stock, the Optionee is deemed, for tax purposes, to have been issued the full number of share of Stock subject to the Stock Option, notwithstanding that a number of the shares of Stock is held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Optionee’s participation in the Plan.
Finally, the Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Stock or the proceeds of the sale of shares of Stock if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.
SECTION 7.No Obligation to Continue Employment or Other Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in an employment or any other Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s employment or any other Service Relationship with the Company or a Subsidiary at any time.
SECTION 8.Integration. This Agreement [and the Executive Agreement] constitute[s] the entire agreement[s] between the parties with respect to this Stock Option and supersede[s] all prior agreements and discussions between the parties concerning such subject matter.
SECTION 9.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
SECTION 10.Notices. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation (or other overnight courier service approved by the Company), with shipping charges prepaid or (iv) the date on which an electronic notification is received. Notice shall be addressed to the Company at its principal executive office and to the
    5

Optionee at the address that he or she most recently provided to the Company in accordance with this Paragraph.
SECTION 11.[Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Code, but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements and that this Stock Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an “incentive stock option.” To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within 30 days after such disposition.]23
Guidewire Software, Inc.
By:
    Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.
Dated:
Optionee’s Signature

Optionee’s name and address:

23 For ISOs.
    6

GLOBAL STOCK OPTION AGREEMENT24
UNDER THE GUIDEWIRE SOFTWARE, INC.
AMENDED AND RESTATED 2020 STOCK PLAN
Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:    $
    [FMV on Grant Date]
Grant Date:
Expiration Date:
Option Type:                Non-Qualified Stock Option
This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
Pursuant to the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan as amended through the date hereof (the “Plan”), Guidewire Software, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth in this Global Stock Option Agreement (the “Option Agreement”), including any additional terms and conditions for the Optionee’s country set forth in the appendix attached hereto (the “Appendix” and, together with the Option Agreement, the “Agreement”) and in the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
SECTION 1.Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder in circumstances involving the Optionee’s death or disability [and to any Company leave of absence policy in effect]25, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee continues to be employed with the Company or an Affiliate on such dates:
.
25 Include if LOA policy is in effect.

Incremental Number of Option Shares Exercisable[*]	Exercisability Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
Notwithstanding anything in this Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Option Shares shall be treated as provided in Section 3(c) of the Plan[ provided; however that the Stock Option and the Option Shares shall be subject to any executive agreement by and between the Optionee and the Company, as applicable (the “Executive Agreement”)].26
Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan. For the avoidance of doubt, being employed with the Company or an Affiliate for only a portion of the vesting period, but where the Optionee’s employment has terminated prior to a vesting date, will not entitle the Optionee to vest in and exercise a pro-rata portion of this Stock Option on such vesting date or any future vesting date.
SECTION 2.Manner of Exercise.
(a)The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator (or such other person or entity as the Administrator may designate) of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) if permitted by the Administrator through the delivery (or attestation of ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii)  by the Optionee delivering to the Company (or such person or entity as the Company may designate) a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure or (iv) a combination of (i), (ii), and (iii) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other
26 For executives with executive agreements.

requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses (and the Administrator permits) to pay the purchase price by previously owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.
(b)The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
SECTION 3.Termination of Employment. If the Optionee’s employment with the Company or an Affiliate (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate).
(a)Termination Due to Death. If the Optionee’s employment with the Company or an Affiliate terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of twelve (12) months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)Termination Due to Disability. If the Optionee’s employment with the Company or an Affiliate terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of twelve (12) months from the date of termination due to disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination due to disability shall terminate immediately and be of no further force or effect.
(c)Termination for Cause. If the Optionee’s employment with the Company or an Affiliate terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other service agreement between the Optionee and the Company or an Affiliate, as applicable, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or any Affiliate.
(d)Other Termination. If the Optionee’s employment with the Company or an Affiliate terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.
For purposes of this Stock Option, the Optionee’s employment with the Company or an Affiliate will be considered terminated and termination date shall be deemed to occur as of the date the Optionee is no longer actively providing services to the Company or any of its Subsidiaries or Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Optionee is employed or otherwise providing services or the terms of the Optionee’s employment or other service agreement, if any). Unless otherwise determined by the Company, the Optionee’s right to vest in the Stock Option, if any, will terminate and the Optionee's right to exercise any vested Stock Option will be measured as of such date and, in either case, will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under labor laws in the jurisdiction where the Optionee is employed or otherwise providing services or the terms of the Optionee’s employment or other service agreement, if any). The Administrator shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of this Stock Option (including whether the Optionee may still be considered to be providing services while on a leave of absence).
The Administrator’s determination of the reason for termination of the Optionee’s employment with the Company or an Affiliate shall be conclusive and binding on the Optionee and his or her representatives or legatees.
SECTION 4.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.
SECTION 5.Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
SECTION 6.Tax Withholding. Regardless of any action that the Company, or if different, an Affiliate to which the Optionee provides service (collectively, the “Employer”) takes with respect to any or all income tax, social insurance, fringe benefits tax, payroll tax, payment on account, or other tax-related items related to the Optionee’s participation in the Plan and legally applicable or deemed applicable to him or her (“Tax-Related Items”), the Optionee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock Option, including, without limitation, the grant, vesting, or exercise of the Stock Option, the issuance of Stock upon exercise, the subsequent sale of Stock acquired pursuant to such issuance, and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. The Optionee shall not make any claim against the Company or its Board, officers or employees related to Tax-Related Items arising from this Stock Option. Furthermore, if the Optionee has become subject to tax in more than one jurisdiction, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
        Prior to any relevant taxable or tax withholding event, as applicable, the Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
(a)    requiring a cash payment by the Optionee to the Company and/or the Employer; or
(b)    withholding from the Optionee’s wages or other cash compensation payable to him or her by the Company and/or the Employer; or
(c)    withholding from proceeds of the sale of Stock acquired upon exercise of the Stock Options, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization without further consent); or
(d)    any other withholding method determined by the Company to be in compliance with applicable laws and permitted under the Plan.
        The Company may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates, including maximum rates applicable in the Optionee’s jurisdiction(s). In the event of over-withholding, the Optionee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in shares of Stock, or if not refunded, the Optionee may seek a refund from the applicable tax authorities. In the event of under-withholding, the Optionee may be required to pay additional Tax-Related Items directly to the applicable tax authorities or to the Company and/or the Employer. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Optionee is deemed to have been issued the full number of Option Shares subject to the exercised Stock Option, notwithstanding that a number of the Option Shares is held back solely for the purpose of paying the Tax-Related Items..
The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Option Shares or the proceeds of the sale of the Option Shares acquired upon the exercise of this Stock Option, if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.
SECTION 7.Nature of Award. In accepting this Stock Option, the Optionee acknowledges, understands, and agrees that:
(i)Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s employment or any other Service Relationship with the Company or an Affiliate, and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Optionee’s employment or any other Service Relationship with the Company or an Affiliate at any time.

(ii)the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended, or terminated by the Company at any time, to the extent permitted by the Plan;
(iii)the grant of this Stock Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future stock options, or benefits in lieu of stock options, even if such grants have been made in the past;
(iv)all decisions with respect to future Stock Options, if any, will be at the sole discretion of the Company;
(v)the Optionee’s participation in the Plan is voluntary;
(vi)this Award and the shares of Stock subject to this Stock Option, and the income from and value of the same, are not intended to replace any pension rights or compensation;
(vii)this Stock Option and the shares of Stock subject to this Award, and the income from and value of same, are not part of normal or expected compensation or salary for purposes of, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(viii)the future value of the shares of Stock subject to this Stock Option is unknown, indeterminable and cannot be predicted with certainty;
(ix)if the underlying shares of Stock subject to the Stock Option do not increase in value, the Stock Option will have no value;
(x)if Optionee exercises the Stock Option and acquires shares of Stock, the value of such shares of Stock may increase or decrease, even below the Option Exercise Price per Share;
(xi)no claim or entitlement to compensation or damages shall arise from forfeiture of any portion of this Stock Option resulting from termination of the Optionee’s employment (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee renders service or the terms of the Optionee’s employment agreement, if any);
(xii)for purposes of the Stock Option, the Optionee’s employment will be considered terminated as of the date the Optionee is no longer actively providing services (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee renders service or the terms of the Optionee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, the Optionee’s right to continue to vest in the Stock Option, if any, will terminate effective as of such date and will not be extended by any notice period (e.g., active employment would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Optionee renders service or the terms of the Optionee’s employment agreement, if any); the Administrator shall have the exclusive discretion to determine when the Optionee’s active employment is terminated for purposes of this Stock Option (including whether the Optionee may still be considered to actively be providing services while on a leave of absence);

(xiii)unless otherwise agreed with the Company in writing, the Stock Option and the shares of Stock subject to this Stock Option, and the income from and value of the same, are not granted as consideration for, or in connection with, the service the Optionee may provide as a director of an Affiliate;
(xiv)unless otherwise provided in the Plan or by the Company in its discretion, the Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have the Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(xv)the following provisions apply only if the Optionee is providing services outside the United States:
(1)the Stock Option and the shares of Stock subject to the Stock Option and the income from and value of the same, are not part of normal or expected compensation or salary for any purpose;
(2)neither the Company, the Employer nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. Dollar that may affect the value of the Stock Option or of any amounts due to the Optionee pursuant to the settlement of the Stock Option or the subsequent sale of any shares of Stock acquired upon settlement.
SECTION 8.Integration. This Agreement [and the Executive Agreement] constitute[s] the entire agreement[s] between the parties with respect to this Stock Option and supersede[s] all prior agreements and discussions between the parties concerning such subject matter.
SECTION 9.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Subsidiaries and Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
SECTION 10.Notices. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service or comparable non-US postal service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation (or other overnight courier service approved by the Company), with shipping charges prepaid or (iv) the date on which an electronic notification is received. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Paragraph.
SECTION 11.Miscellaneous Provisions.
(a)Governing Law; Choice of Venue. The Stock Option and the provisions of this Agreement shall be governed by and constructed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Stock Option or this Agreement and/or the Plan, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of San Mateo, California, or the United States federal courts for the Northern District of California, and no other courts, where the grant of the Stock Option is made and/or to be performed.
(b)Language. The Optionee acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Optionee to understand the terms and conditions of this Agreement. If the Optionee receives the Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
(c)Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions nevertheless shall be binding and enforceable.
(d)Appendix. Notwithstanding any provisions in this Option Agreement, this Stock Option shall be subject to any additional terms and conditions set forth in any Appendix to this Agreement for the Optionee’s country. Moreover, if the Optionee relocates to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to the Optionee, to the extent that the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
(e)Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this Stock Option and on any shares of Stock acquired under the Plan, to the extent that the Company determines that it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
(f)Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach of this Agreement.
(g)No Advice Regarding Award. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan, or his or her acquisition or sale of the shares of Stock subject to this Stock Option. The Optionee is solely responsible for taking all appropriate legal advice, notably concerning U.S. and local country tax and social insurance regulations, when signing this Agreement, or selling the shares of Stock acquired upon settlement of the Stock Option, or more generally when making any decision in relation with this Stock Option, this

Agreement or otherwise under the Plan. The Company does not represent or guarantee that the Optionee may benefit from specific provisions under said regulations and the Optionee shall on his or her own efforts receive proper information in this respect. The Optionee understands and agrees that he or she should consult with his or her personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
(h)Electronic Delivery of Documents. The Optionee agrees that the Company may decide, in its sole discretion, to deliver by email or other electronic means any documents relating to the Plan or this Stock Option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email.
(i)Insider-Trading/Market-Abuse Laws. The Optionee acknowledges that, depending on his or her country, he or she may be subject to insider-trading restrictions and/or market-abuse laws, which may affect the Optionee’s ability to purchase or sell shares of Stock acquired under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in the Optionee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider-trading policy. The Optionee is responsible for complying with any applicable restrictions and is advised to speak to his or her personal legal advisor for further details regarding any applicable insider-trading and/or market-abuse laws in the Optionee’s country.
(j)Foreign Asset/Account Reporting Requirements; Exchange Controls. The Optionee acknowledges that his or her country may have certain foreign asset and/or foreign account reporting requirements and exchange controls which may affect his or her ability to acquire or hold shares of Stock acquired under the Plan or cash received from participating in the Plan (including from any dividends paid on shares of Stock acquired under the Plan) in a brokerage or bank account outside his or her country. The Optionee may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Optionee also may be required to repatriate sale proceeds or other funds received as a result of his or her participation in the Plan to his or her country through a designated bank or broker within a certain time after receipt. The Optionee acknowledges that it is his or her responsibility to be compliant with such regulations and is encouraged to consult his or her personal legal advisor for any details.

Guidewire Software, Inc.
By:
    Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.
Dated:
Optionee’s Signature

Optionee’s name and address:

APPENDIX TO
GLOBAL STOCK OPTION AGREEMENT
UNDER THE
GUIDEWIRE SOFTWARE, INC.
AMENDED AND RESTATED 2020 STOCK PLAN

Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Global Stock Option Agreement (the “Option Agreement”) or, if not defined therein, the Plan.
TERMS AND CONDITIONS
This Appendix, which is part of the Agreement, includes additional terms and conditions that govern the Stock Option and that will apply to the Optionee if he or she resides and/or works in one of the countries listed below. If the Optionee is a citizen or resident of a country other than the one in which the Optionee resides and/or works, is considered a resident of another country for local law purposes or transfers employment and/or residency between countries after the Grant Date, the Company, in its discretion, will determine to what extent terms and conditions contained herein shall be applicable to the Optionee.
NOTIFICATIONS
This Appendix also includes information regarding securities, exchange control and certain other issues of which the Optionee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of May 2022. Such laws are often complex and change frequently. As a result, the Optionee should not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Plan because such information may be outdated when the Stock Option become vested, exercised and/or when any shares of Stock acquired upon exercise are sold.
In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation. As a result, the Company is not in a position to assure the Optionee of any particular result. The Optionee therefore should to seek appropriate professional advice as to how the relevant laws in his or her country may apply to his or her particular situation.
Finally, if the Optionee is a citizen or resident of a country other than the one in which the Optionee resides and/or works, is considered a resident of another country for local law purposes or transfers employment and/or residency between countries after the Grant Date,, then the notifications contained herein may not apply to him or her in the same manner.

ALL NON-U.S. JURISDICTIONS
Data Privacy Consent. The following provision replaces Paragraph 7 of the Option Agreement:

Consent to Personal Data Processing and Transfer. By accepting the Stock Option via the Company’s acceptance procedure, the Optionee is declaring that he or she agrees with the data processing practices described herein and consents to the collection, processing and use of Personal Data (as defined below) by the Company and the transfer of Personal Data to the recipients mentioned herein, including recipients located in countries which do not adduce an adequate level of protection from a European (or other) data protection law perspective, for the purposes described herein.
(a)Declaration of Consent. The Optionee understands that the Optionee must review the following information about the processing of the Optionee’s personal data by or on behalf of the Company and its Subsidiaries and Affiliates as described in this Agreement and any materials related to the Stock Option (the “Personal Data”) and declare his or her consent. As regards the processing of the Optionee’s Personal Data in connection with the Plan and this Agreement, the Optionee understands that the Company is the controller of the Optionee’s Personal Data.
(b)Data Processing and Legal Basis. The Company collects, uses and otherwise processes Personal Data about the Optionee for purposes of allocating shares of Stock and implementing, administering and managing the Plan. The Personal Data processed by the Company includes, without limitation, the Optionee’s name, home address and telephone number, email address, date of birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company or its Affiliates, details of all Awards or any other entitlement to shares of stock or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor. The legal basis for the processing of the Optionee’s Personal Data, where required, is the Optionee’s consent.
(c)Stock Plan Administration Service Providers. The Optionee understands that the Company transfers the Optionee’s Personal Data, or parts thereof, to (i) E*Trade Corporate Financial Services, Inc. and its affiliated companies (“E*Trade”), an independent service provider based in the United States which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select different service providers and share the Optionee’s Personal Data with such different service providers that serve the Company in a similar manner. The Company’s service providers will open an account for the Optionee to receive and trade shares of Stock acquired under the Plan and the Optionee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition of the Optionee’s ability to participate in the Plan.
(d)International Data Transfers. The Company and, as of the date hereof, any third parties assisting in the implementation, administration and management of the Plan, such as E*Trade, are based in the United States. If the Optionee is located outside the United States, the Optionee’s country may have enacted data privacy laws that are different from the laws of the United States. The Company’s legal basis for the transfer of the Optionee’s Personal Data is the Optionee’s consent.
(e)Data Retention. The Company will process the Optionee’s Personal Data only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan, or to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This period may extend beyond Optionee’s end of Service Relationship. In the latter case, the Optionee understands and acknowledges that the Company’s legal basis for the processing of the Optionee’s Personal Data would be compliance with the relevant laws or regulations. When the Company no longer needs the Optionee’s Personal Data for any of the above purposes, the Optionee understands the Company will remove it from its systems.
(f)Voluntariness and Consequences of Denial/Withdrawal of Consent. The Optionee understands that any participation in the Plan and his or her consent are purely voluntary. The Optionee may deny or later withdraw his or her consent at any time, with future effect and for any or no reason. If the Optionee denies or later withdraws his or her consent, the Company can no longer offer participation in the Plan or grant equity awards to the Optionee or administer or maintain such awards, and the Optionee will no longer be eligible to participate in the Plan. The Optionee further understands that denial or withdrawal of his or her consent would not affect his or her status or salary as an employee or his or her career and that the Optionee would merely forfeit the opportunities associated with the Plan.
(g)Data Subject Rights. The data subject rights regarding the processing of personal data vary depending on the applicable law and that, depending on where the Optionee is based and subject to the conditions set out in the applicable law, the Optionee may have, without limitation, the rights to (i) inquire whether and what kind of Personal Data the Company holds about the Optionee and how it is processed, and to access or request copies of such Personal Data, (ii) request the correction or supplementation of Personal Data about the Optionee that is inaccurate, incomplete or out- of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Personal Data no longer necessary for the purposes underlying the processing, (iv) request the Company to restrict the processing of the Optionee’s Personal Data in certain situations where the Optionee feels its processing is inappropriate, (v) object, in certain circumstances, to the processing of Personal Data for legitimate interests, and to (vi) request portability of the Optionee’s Personal Data that the Optionee has actively or passively provided to the Company (which does not include data derived or inferred from the collected data), where the processing of such Personal Data is based on consent or the Optionee’s employment and is carried out by automated means. In case of concerns, the Optionee may also have the right to lodge a complaint with the competent local data protection authority. Further, to receive clarification of, or to exercise any of, the Optionee’s rights the Optionee should contact the Optionee’s local human resources representative.
AUSTRALIA
Notifications
Securities Law Information. If Optionee offers any shares of Stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law (in addition to any requirements under the Plan and this Agreement). Optionee should consult his or her personal legal advisor prior to making any such offer to ensure compliance with the applicable requirements.
Tax Consideration. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions of the Act).
Exchange Control Information. Exchange control reporting is required for cash transactions exceeding a certain threshold and international fund transfers. The Australian bank assisting with the transaction may file the report on the Optionee's behalf. If there is no Australian bank involved in the transfer, the Optionee will be required to file the report. The Optionee should consult with his or her personal advisor to ensure proper compliance with applicable reporting requirements in Australia.
CANADA
Terms and Conditions
Non-Qualified Securities. All or a portion of the shares of Common Stock subject to the Option may be "non-qualified securities" within the meaning of the Income Tax Act (Canada). The Company will provide the Optionee with additional information and/or appropriate notification regarding the characterization of the Stock Option for Canadian income tax purposes as may be required by the Income Tax Act (Canada) and the regulations thereunder.
Manner of Exercise. The following provision supplements Paragraph 2 of the Option Agreement:
Notwithstanding anything in the Plan to the contrary, the Optionee is prohibited from surrendering shares of Stock the Optionee already owns or attesting to the ownership of shares of Stock to pay the Option Exercise Price per Share or any Tax-Related Items in connection with the Stock Option.
Termination of Employment. The following provision replaces Paragraph 7(l) of the Option Agreement:
For purposes of the Stock Option, unless otherwise provided for in the Option Agreement, the Optionee’s Service Relationship will be considered terminated as of the date that is the earliest of (a) the date the Optionee's employment is terminated; (b) the date the Optionee receives notice of termination of employment; or (b) the date the Optionee is no longer providing services to the Company or any Affiliate (in all cases regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee renders service or the terms of the Optionee’s employment agreement, if any). Unless otherwise expressly provided in this Agreement or determined by the Company, the Optionee’s right to continue to vest in the Stock Option, if any, will terminate effective as of such date and will not be extended any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under local law. The Administrator shall have the exclusive discretion to determine when the Optionee’s employment is terminated for purposes of this Stock Option (including whether the Optionee may still be considered providing services while on a leave of absence).
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, the Optionee’s right to vest in the Stock Option under the Plan, if any, will terminate effective as of the last day of the Optionee’s minimum statutory notice period, but the Optionee will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the Optionee’s statutory notice period, nor will the Optionee be entitled to any compensation for lost vesting
The following provisions apply to the Stock Option if the Optionee is a resident of Quebec:
Language Consent. The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given, or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
Personal Data Authorization. The following provision supplements the Data Privacy Consent, set forth above in this Appendix:
The Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Optionee further authorizes the Company, the Employer and its other Affiliates to disclose and discuss with their advisors the Optionee’s participation in the Plan. The Optionee also authorizes the Company, the Employer and its other Affiliates to record such information and to keep it in his or her employment file. If the Optionee is resident in Quebec, the Optionee acknowledges and agrees that his or her personal information, including sensitive personal information, may be transferred or disclosed outside of the province of Quebec, including to the United States. The Optionee acknowledges and authorizes the Company and other parties involved in the administration of the Plan to use technology for profiling purposes and to make automated decisions that may have an impact on the Optionee or the administration of the Plan.
Notifications
Securities Law Information. The Optionee is permitted to sell shares of Stock acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Stock acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the shares of Stock are listed. The shares of Stock are currently listed on the New York Stock Exchange.
Foreign Account/Asset Reporting Information. If the Optionee is a Canadian resident, the Optionee is required to report annually on Form T1135 (Foreign Income Verification Statement) the foreign specified property (including shares of Stock acquired under the Plan) he or she holds if the total cost of such foreign specified property exceeds C$100,000 at any time during the year. Unvested Stock Options also must be reported (generally at nil cost) on Form T1135 if the C$100,000 threshold is exceeded due to other foreign property the Optionee holds. If shares of Stock are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares of Stock. The ACB would normally equal the fair market value of the shares of Stock at vesting, but if the Optionee owns other shares, this ACB may have to be averaged with the ACB of the other shares. The Form T1135 must be filed at the same time the Optionee files his or her annual tax return. The Optionee is advised to consult with a personal advisor to ensure he or she complies with the applicable reporting obligations.
FRANCE
Terms and Conditions

Language Consent. In accepting this Stock Option, the Optionee confirms having read and understood the Plan and the Agreement which were provided in the English language. The Optionee accepts the terms of those documents accordingly.
Consentement Relatif à la Langue Utilisée. En acceptant l’attribution, le Bénéficiaire de l’Option confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. le Bénéficiaire de l’Option accepte les termes de ces documents en connaissance de cause.

Notifications

Nature of Grant. This Stock Option is not intended to qualify for special tax and social security treatment applicable to stock options granted under Section L. 225-177 to L. 225-186-1 of the French Commercial Code, as amended.

Foreign Asset/Account Reporting Information. If the Optionee is a French resident, the Optionee must declare all of the Optionee’s foreign bank and brokerage accounts in which he or she holds cash or securities, including the accounts that were opened and/or closed during the tax year, on an annual basis on a special form N° 3916, together with the Optionee’s income tax return

Exchange Control Information. The Optionee must report the value of any cash or securities that the Optionee brings into France or sends out of France without the use of a financial institution to the French Customs and Excise Authorities when the value of such cash or securities reaches or exceeds the threshold amount.

GERMANY
Notifications
Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If the Optionee receives cross-border payments in excess of €12,500 in connection with the sale of securities (including shares of Stock acquired under the Plan) or the receipt of dividends paid on such shares of Stock, the Optionee must report by the fifth day of the month following the month in which the payment was received. The report must be filed electronically. The form of report can be accessed via the German Federal Bank’s website at www.bundesbank.de and is available in both German and English. The Optionee is advised to consult a personal legal advisor to ensure compliance with applicable reporting obligations.
Foreign Asset/Account Reporting Information. If the acquisition of shares of Stock under the Plan leads to a “qualified participation” at any point during the calendar year, Optionee understands that Optionee will need to report the acquisition when Optionee files his or her tax return for the relevant year. A qualified participation is attained only if (a) the value of the shares of Stock acquired exceeds €150,000 and the Optionee holds 1% or more of the total shares of Stock, or (b) the Optionee holds shares of Stock exceeding 10% of the Company’s total Stock. Optionee should contact his or her personal advisor for further information regarding whether Optionee's acquisition of Stock under the Plan will result in a qualified participation.
IRELAND
No country-specific provisions.
INDIA
Terms and Conditions
Manner of Exercise. The following provision supplements Paragraph 2 of the Option Agreement:
Due to legal considerations in India, the Optionee will not be permitted to pay the Exercise Price per Share by a broker-assisted cashless exercise in which the Optionee irrevocably instruct a broker to sell a portion of the shares of Stock for which the Stock Option is being exercised and deliver the proceeds of the sale to the Company in payment of the Exercise Price per Share of such shares of Stock and, if applicable, in payment of Tax-Related Items. The Optionee may, however, pay the Exercise Price per Share by a broker-assisted cashless exercise in which the Optionee irrevocably instructs a broker to sell all of the shares of Stock for which the Stock Option is being exercised and deliver the proceeds of the sale to the Company in payment of the Exercise Price per Share of such shares of Stock and, if applicable, in payment of Tax-Related Items. The Company reserves the right to allow additional methods of payment depending on the development of local law.
Notifications
Exchange Control Information. Exchange control laws and regulations in India require that all proceeds resulting from the sale of shares of Stock and any dividends received in relation to the shares of Stock be repatriated to India within such time as prescribed under applicable Indian exchange control laws, as may be amended from time to time. Indian residents must obtain a foreign inward remittance certificate (“FIRC”) from the bank into which foreign currency is deposited and retain the FIRC as evidence of repatriation of funds in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation.
Foreign Asset/Account Reporting Information. Foreign bank accounts and any foreign financial assets (including shares of Stock held outside India) must be reported in the annual Indian personal tax return. It is the Optionee’s responsibility to comply with this reporting obligation and the Optionee should consult with his or her personal advisor in this regard.
POLAND
Notifications
Exchange Control Information. If the Optionee holds foreign securities (including shares of Stock) and maintains accounts abroad, the Optionee may be required to file certain reports with the National Bank of Poland on the transactions and balances of the securities and cash deposited in such accounts if the value of such transactions or balances exceeds PLN 7,000,000 in the aggregate. If required, the Optionee must file reports on the transactions and balances of the accounts on a quarterly basis on special forms available on the website of the National Bank of Poland.
Further, if the Optionee transfers funds in excess of €15,000 into Poland in connection with the sale of shares of Stock under the Plan, the funds must be transferred via a bank account held at a bank in Poland. The Optionee is required to maintain all documents related to foreign exchange transactions for a period of five years, in case of a request for their production from the Bank of Poland.
SPAIN
Terms and Conditions
No Entitlement for Claims or Compensation. By accepting the Stock Option, the Optionee acknowledges that he or she consents to participation in the Plan and has received a copy of the Plan. The Optionee understands that the Company has unilaterally, gratuitously and in its sole discretion decided to grant Stock Options under the Plan to individuals who may be employees of the Employer, the Company or its other Affiliates throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any Stock Option will not economically or otherwise bind the Employer, the Company or its other

Affiliates on an ongoing basis. Consequently, the Optionee understands that the Stock Options are granted on the assumption and condition that the Sock Option and the shares of Stock acquired upon settlement shall not become a part of any employment contract (either with the Employer, the Company or any of its other Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Optionee understands that grant of Stock Option would not be made to the Optionee but for the assumptions and conditions referred to above; thus, the Optionee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of Stock Options shall be null and void.
Further, the vesting of the Stock Options is expressly conditioned on the Optionee’s continued employment, such that if the Optionee’s status as an employee terminates for any reason whatsoever, the Stock Options may, subject to the terms of the Option Agreement, cease vesting immediately, in whole or in part, effective on the date of the Optionee ceases to be an employee. This will be the case, for example, unless otherwise provided for in the Option Agreement, even if (a) the Optionee is considered to be unfairly dismissed without good cause; (b) the Optionee is dismissed for disciplinary or objective reasons or due to a collective dismissal; (c) the Optionee ceases to be an employee due to a change of work location, duties or any other employment or contractual condition; (d) the Optionee ceases to be an employee due to a unilateral breach of contract by the Employer, the Company or its other Affiliates; or (e) the Optionee ceases to be an employee for any other reason whatsoever. Consequently, once the Optionee ceases to be an employee any of the above reasons, the Optionee may automatically lose any rights to Stock Options that were not vested on the date of the Optionee’s termination of employment, as described in the Plan and the Agreement.
The Optionee acknowledges that he or she has read and specifically accepts the conditions referred to in Paragraphs 3 and 7 of the Option Agreement.
Notifications
Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of the Stock Option. The Agreement has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.
SWITZERLAND
Notifications
Securities Law Notification. The Option Agreement, this Appendix and any other materials relating to the Stock Option (a) do not constitute a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (b) may not be publicly distributed or otherwise made publicly available in Switzerland to any person other than an employee of the Company, or (c) has not been and will not be filed with, approved or supervised by any Swiss reviewing body according to article 51 FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority (FINMA).

UNITED KINGDOM
Terms and Conditions

Joint Election for Transfer of Liability for Employer National Insurance Contributions. As a condition of participation in the Plan and settlement of any Stock Option upon vesting, the Optionee hereby irrevocably agrees to accept any liability for secondary Class 1 National Insurance contributions and, to the extent permissible, the employer portion of the Health and Social Care Levy (the “Employer NICs”) that may be payable by the Company or the Employer (and any successor to the Company and/or the Employer) in connection with the Stock Options and any event giving rise to Tax-Related Items. Without prejudice to the foregoing, the Optionee agrees to execute a joint election with the Company and/or the Employer in such form as the Company may determine (the “Joint Election”), and any other required consent or election requested by the Company. The Optionee further agrees to execute such other joint elections as may be required between the Optionee and any successor to the Company or the Employer. The Optionee further agrees that the Company and the Employer (and any successor to the Company and/or the Employer) may collect the Employer NICs from the Optionee by any of the means set forth in Paragraph 6 of the Option Agreement.
If the Optionee does not enter into a Joint Election prior to exercise of the Stock Option, the Stock Option shall not be settled unless and until he or she enters into a Joint Election, and no shares of Stock will be issued to the Optionee under the Plan, without any liability to the Company, the Employer, or any other Affiliate.
Tax Withholding. The following provision supplements Paragraph 6 of the Option Agreement:
Without limitation to Paragraph 6 of the Option Agreement, the Optionee agrees that he or she is liable for all Tax-Related Items, including, to the extent permissible, the Employer’s portion of the Health and Social Care levy, and hereby covenants to pay all such Tax-Related Items as and when requested by the Company, the Employer or by HM Revenue & Customs ("HMRC") (or any other tax authority or any other relevant authority). The Optionee also agrees to indemnify and keep indemnified the Company and the Employer (and any successor to the Company and/or the Employer) against any Tax-Related Items that they are required to pay or withhold on or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Optionee’s behalf. For the purposes of the Option Agreement, Tax-Related Items include (without limitation) employment income tax, employee National Insurance contributions and the employee portion of the Health and Social Care levy.
Notwithstanding the foregoing, if the Optionee is an executive officer or director (within the meaning of Section 13(k) of the Exchange Act), the Optionee acknowledges that may not be able to indemnify the Company or the Employer for the amount of any income tax not collected from or paid by the Optionee, as it may be considered a loan. In such case, if the amount of any income tax due is not collected from or paid by the Optionee within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to the Optionee on which additional income tax and National Insurance contributions (“NICs”) may be payable. The Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company and/or the Employer (and any successor to the Company and/or the Employer) the value of any employee NICs due on this additional benefit, which the Company and/or the Employer may recover at any time thereafter by any of the means referred to in Paragraph 6 of the Option Agreement.

NICs JOINT ELECTION FOR UK PARTICIPANTS FOR THE GUIDEWIRE SOFTWARE, INC. AMENDED AND RESTATED 2020 STOCK PLAN

(the “Election”)

Important Note on the Election to Transfer Employer’s NICs

As a condition of your participation in the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan, you are required to enter into the Election to transfer to you any liability for employer National Insurance contributions (“Employer NICs”) that may arise in connection with your participation in the Plan.

By accepting your stock option award (the “Award”) (whether by signing the applicable award or by clicking on the “ACCEPT” box as part of the Company’s online acceptance procedures) or by separately accepting the Election (whether in hard copy or by clicking on the “ACCEPT” box), you indicate your acceptance to transfer Employer’s NICs and to be bound by the terms of the Election. You should read this important note and the Election in their entirety before accepting the applicable award agreement and the Election. Please print and keep a copy of the Election for your records.

By entering into the Election:

•you agree that any Employer’s NICs liability that may arise in connection with your participation in the Plan will be transferred to you;

•you authorise your employer to recover an amount sufficient to cover this liability by such methods as set forth in Paragraph 6 of the Option Agreement including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your Awards; and

•you acknowledge that the Company or your employer may require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election even if you have accepted the applicable award agreement or the Election through the Company’s electronic acceptance procedure.

You understand that by providing your signature or acceptance and thereby enrolling into the Plan, you are agreeing to be bound by the terms of the Joint Election.

Please print and keep a copy of the Election for your records.

Joint Election for Transfer of Liability for

Employer National Insurance Contributions to Employee

Election To Transfer the Employer’s National Insurance Liability to the Employee

This Election is between:

1.The individual who has obtained authorised access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options and/or restricted stock units (the “Awards”) pursuant to the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan (the “Plan”), and

2.Guidewire Software, Inc., a Delaware corporation, with registered offices at 2850 S. Delaware Street, Suite 100, San Mateo, CA 94403, U.S.A. (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

SECTION 1.Introduction

1.1This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

1.2In this Election the following words and phrases have the following meanings:

(1)“Chargeable Event” means any event giving rise to Relevant Employment Income.

(2)“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(3)“Relevant Employment Income” from Awards on which Employer's National Insurance Contributions becomes due is defined as:

(1)an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(2)an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(3)any gain that is treated as remuneration derived from the earner's employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(1)the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);

(2)the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(3)the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

(4)“SSCBA” means the Social Security Contributions and Benefits Act 1992.

1.3This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant

Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

SECTION 2.The Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that, by signing or electronically accepting this Election (including by electronic signature process) or by accepting the Awards (including by electronic signature or acceptance process if made available by the Company), as applicable, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 of the SSCBA.

SECTION 3.Payment of the Employer’s Liability

1.◦The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Chargeable Event:

(1)by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(2)directly from the Employee by payment in cash or cleared funds; and/or

(3)by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards, the proceeds from which must be delivered to the Employer in sufficient time for payment to be made to HM Revenue & Customs (“HMRC”) by the due date; and/or

(4)by any other means specified in the applicable Award agreement entered into between the Employee and the Company.

1.◦The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the Awards until full payment of the Employer’s Liability is received.

1.◦The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HMRC on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs if payments are made electronically).

SECTION 4.Duration of Election

4.1    The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2     Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. This Election will continue in effect in respect of any awards which replace the Awards in circumstances where section 483 of ITEPA applies.

4.3     This Election will continue in effect until the earliest of the following:

(1)the date on which the Employee and the Company agree in writing that it should cease to have effect;

(2)the date on which the Company serves written notice on the Employee terminating its effect;

(3)the date on which HMRC withdraws approval of this Election; or

(4)the date on which, after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, the Election ceases to have effect in accordance with its own terms.

4.4     This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.

Acceptance by the Employee

The Employee acknowledges that, by electronically accepting or signing this Election (including by electronic signature process) or by accepting the Awards (including by electronic signature process if made available by the Company), the Employee agrees to be bound by the terms of this Election.

……………………………………….. …./…./……….
Signature (Employee) Date

Acceptance by the Company

The Company acknowledges that, by signing this Election (including by electronic signature process) or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on
behalf of the Company        ____________________

Position        ____________________

Date        ____________________

Schedule of Employer Companies

The employing companies to which this Election relates include:

Name	Guidewire Software (UK) Ltd.
Registered Office:	4th Floor, 9 Cloak Lane London EC4R 2RU, U.K.
Company Registration Number:	05427894
Corporation Tax Reference:	18293 29999
PAYE Reference:	951 / BZ75816

NON-QUALIFIED STOCK OPTION AGREEMENT
FOR NON-EMPLOYEES
UNDER THE GUIDEWIRE SOFTWARE, INC.
AMENDED AND RESTATED 2020 STOCK PLAN
Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:    $
    [FMV on Grant Date]
Grant Date:
Vesting Commencement Date

Expiration Date:
    [No more than 10 years]
Pursuant to the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan as amended through the date hereof (the “Plan”), Guidewire Software, Inc. (the “Company”) hereby grants to the Optionee named above, who is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.
SECTION 1.Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder in circumstances involving the Optionee’s death or disability [and to any Company leave of absence policy in effect]27, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains [in service as a member of the Board]28 [in a Service Relationship with the Company or a Subsidiary]29 on such dates:
27 Include if LOA policy is in effect.
28 For directors.
29 For consultants.

Incremental Number of Option Shares Exercisable	Exercisability Date
_____________ (___%)	[____________][30]
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
[Notwithstanding anything in this Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Option Shares shall be treated as provided in Section 3(c) of the Plan; provided, however, that in the event of a Sale Event, 100% of the then-outstanding and unvested Option Shares shall immediately be deemed vested and exercisable on the date of such Sale Event, subject to the Optionee remaining in service as a member of the Board until the date of such Sale Event]31. [Notwithstanding anything in this Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Option Shares shall be treated as provided in Section 3(c) of the Plan]32. Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
SECTION 2.Manner of Exercise.
(a)The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii)  through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure;; or (iv) a combination of (i), (ii), and (iii) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other
30 For directors, enter “Earlier of the Company’s next annual meeting of stockholders or the one-year anniversary of the Vesting Commencement Date.”
31 For directors.
32 For consultants.
    2

requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.
(b)The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
SECTION 3.[Termination as Non-Employee Director. If the Optionee ceases to be a Non-Employee Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.]33 [Termination of Service Relationship. Except as may otherwise be provided by the Administrator, if the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.]34
(a)[Termination Due to Death. If the Optionee’s service as a Non-Employee Director terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.]35 [Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.]36
(b)Termination Due to Disability. If the Optionee’s service as a Non-Employee Director terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent
33 For directors.
34 For consultants.
35 For directors.
36 For consultants.
    3

exercisable on the date of such termination, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.]37 [Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.]38
(c)[Termination for Cause. If the Optionee’s service as a Non-Employee Director terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in a director or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.]39 [Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in a consulting or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.]40
(d)[Other Termination. If the Optionee ceases to be a Non-Employee Director for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Non-Employee Director, for a period of three months from the date the Optionee ceased be a Non-Employee Director or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date the Optionee ceases to be a Non-Employee Director shall terminate immediately and be of no further force or effect.]41 [Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.]42
37 For directors.
38 For consultants.
39 For directors.
40 For consultants.
41 For directors.
42 For consultants.
    4

[The Administrator’s determination of the reason for termination of the Optionee’s service as a Non-Employee Director shall be conclusive and binding on the Optionee and his or her representatives or legatees.]43 [The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.]44
SECTION 4.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
SECTION 5.Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
SECTION 6.[No Obligation to Continue as a Non-Employee Director. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a Non-Employee Director.]45 [No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.]46
SECTION 7.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
SECTION 8.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
SECTION 9.Notices. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation (or other overnight courier service approved by
43 For directors.
44 For consultants.
45 For directors.
46 For consultants.
    5

the Company), with shipping charges prepaid or (iv) the date on which an electronic notification is received. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Paragraph.
Guidewire Software, Inc.
By:
    Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.
Dated:
Optionee’s Signature

Optionee’s name and address:

    6

STOCK OPTION EXERCISE NOTICE
UNDER THE
GUIDEWIRE SOFTWARE, INC.
AMENDED AND RESTATED 2020 STOCK PLAN

Guidewire Software, Inc.
Attention: [____________________]
____________________________
____________________________
Pursuant to the terms of the [Stock Option Agreement under the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan (the “Plan”)][Non-Qualified Stock Option Agreement for Non-Employees under the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan (the “Plan”)] between the undersigned and Guidewire Software, Inc. (the “Company”), dated [Insert grant date] ______, (the “Agreement”), I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Shares] _______ shares. I have chosen the following form(s) of payment:
[ ]    1.    Cash
[ ]    2.    Certified or bank check payable to Guidewire Software, Inc.
[ ]    3.    Other (as referenced in the Agreement and described in the Plan (please describe)) _____________________________________________________.
In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:
(i)I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(ii)I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the shares and to make an informed investment decision with respect to such purchase.
(iii)I have read and understand the Plan and the Agreement and acknowledge and agree that the shares are subject to all of the relevant terms of the Plan and the Agreement.

Sincerely yours,

Name:
Address:

Date:

RESTRICTED STOCK AWARD AGREEMENT
UNDER THE GUIDEWIRE SOFTWARE, INC.
AMENDED AND RESTATED 2020 STOCK PLAN
Name of Grantee:
No. of Shares:
Grant Date:
Pursuant to the Guidewire Software, Inc. Amended and Restated 2020 Stock Plan (the “Plan”) as amended through the date hereof, Guidewire Software, Inc. (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of Common Stock (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.
SECTION 1.Award. The shares of Restricted Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a stock power endorsed in blank.
SECTION 2.Restrictions and Conditions.
(a)Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.
(b)Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.
(c)If the Grantee’s employment with the Company or a Subsidiary is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock shall immediately and automatically be forfeited and returned to the Company.
SECTION 3.Vesting of Restricted Stock. [Subject to any Company leave of absence policy in effect, t]47 [T]he restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to be employed with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.
47 Include if LOA policy is in effect.

Incremental Number of Shares Vested	Vesting Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
Notwithstanding anything in this Agreement to the contrary, in the case of a Sale Event, the shares of Restricted Stock shall be treated as provided in Section 3(c) of the Plan[ provided; however that the shares of Restricted Stock shall be subject to any executive agreement by and between the Grantee and the Company, as applicable (the “Executive Agreement”)]48.
Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3 in circumstances involving the Grantee’s death or disability.
SECTION 4.Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.
SECTION 5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
SECTION 6.Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.
SECTION 7.Tax Withholding. Regardless of any action that the Company, the Grantee’s actual employer or any parent, Subsidiary or affiliate to which the Grantee provides service if the Grantee is a Consultant (collectively, the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock, including, without limitation, the grant or vesting of the Restricted Stock, the subsequent sale of the shares of Stock, and the receipt of any dividends or dividend equivalents; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. The Grantee shall not make any claim against the Company or its Board, officers or employees related to Tax-Related Items arising from the Restricted Stock or the Grantee’s other compensation. Furthermore, if the Grantee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding
48 For executives with executive agreements.
    2

event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
        Prior to any relevant taxable or tax withholding event, as applicable, the Grantee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
(a)    payment by the Grantee to the Company and/or Employer; or
(b)    withholding from the Grantee’s wages or other cash compensation paid to him or her by the Company and/or the Employer; or
(c)    withholding from proceeds of the sale of shares of Stock, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization).
        To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, the Grantee is deemed, for tax purposes, to have been issued the full number of shares of Restricted Stock, notwithstanding that a number of the shares is held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.
Finally, the Grantee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.
SECTION 8.Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.
SECTION 9.No Obligation to Continue Employment or Other Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in an employment or any other Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s employment or any other Service Relationship with the Company or a Subsidiary at any time.
SECTION 10.Integration. This Agreement [and the Executive Agreement] constitute[s] the entire agreement[s] between the parties with respect to this Award and supersede[s] all prior agreements and discussions between the parties concerning such subject matter.
    3

SECTION 11.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
SECTION 12.Notices. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation (or other overnight courier service approved by the Company), with shipping charges prepaid or (iv) the date on which an electronic notification is received. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company in accordance with this Paragraph .
Guidewire Software, Inc.
By:
    Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.
Dated:
Grantee’s Signature

Grantee’s name and address:

    4